As filed with the Securities and Exchange Commission on May 18 , 2021
Securities Act File No. 333-252816
Investment Company Act File No. 811-23637

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[2]
Post-Effective Amendment No.	[ ]
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	[2]

DGI Investment Trust
(Exact Name of Registrant as Specified in Charter)

 DGI Investment Trust
Oriental Center
254 Muñoz Rivera Avenue, 10th Floor
San Juan, Puerto Rico 00918
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (787) 620-0000
Name and Address of Agent for Service

Hugh González Robison
Oriental Center
254 Muñoz Rivera Avenue, 10th Floor
San Juan, Puerto Rico 00918

Copy to:
Eric S. Purple
Stradley Ronon Stevens & Young, LLP
2000 K Street N.W., Suite 700
Washington, D.C. 20006

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

DGI INVESTMENT TRUST

SUPPLEMENT DATED MAY 21, 2021 TO THE PROSPECTUS
DATED MAY 21, 2021 OF THE DGI BALANCED FUND

Important Information Concerning the Transition of the Puerto Rico Diversified Tax Managed Total Return IRA Trust
1.	What is happening?
On May 24, 2018, the United States Congress passed the U.S. Economic Growth, Regulatory Relief, and Consumer Protection Act, which rescinded Section 6(a)(1) of the Investment Company Act of 1940 (the “1940 Act”).  Section 6(a)(1) historically provided an exemption from the provisions of the 1940 Act to investment companies that are formed under the laws of Puerto Rico and offered only within Puerto Rico.  The effect of this rescission is to require all investment companies located in Puerto Rico that previously relied on the Section 6(a)(1) exemption to either register under the 1940 Act or dissolve on or before May 24, 2021.
In order to facilitate compliance with the requirements of the 1940 Act, and to permit the continued uninterrupted investment of your IRA investments, the Puerto Rico Diversified Tax Managed Total Return IRA Trust (the “IRA Trust”) is going to transition into a newly formed investment company advised by Oriental Trust, the DGI Balanced Fund (the “New Fund”), that is registered under the 1940 Act.
The New Fund is designed to replace your IRA’s current investment in units of the IRA Trust with a 1940 Act qualified investment.
2.	How will the Transition occur?
In order to facilitate this transition, prior to May 24, 2021:
•	The IRA Trust will transfer all of its assets to the New Fund in return for newly issued shares of the New Fund of equal value, which will be allocated on a pro rata basis to existing IRA accounts.
•
As a result of this transition, instead of holding units of the IRA Trust, IRA holders will hold shares of a registered investment company (the New Fund) with identical underlying investments and the same aggregate value.

3.	Will the transition change my IRA account value?
No.  The transition is intended to provide you with the same aggregate account value after the transaction as you had prior to the transition.
4.	Will the Investment Approach of the New Fund be different from the IRA Trust?

The New Fund is intended to be operated identically to the IRA Trust, except as might otherwise be required by the 1940 Act.  In particular, the New Fund will:

•	Have a substantially identical investment portfolio as the IRA Trust as a result of the transition;
•	Have the same investment objectives and investment strategies as the IRA Trust;
•	Be managed by Oriental Trust by the same personnel as the IRA Trust; and
•	Continue to be operated in Puerto Rico, offered to Puerto Rico IRAs, and be a qualifying investment for purposes of Puerto Rico IRA regulations
5.	Will the fees and expenses of the New Fund be different than the IRA Trust? Will the New Fund have the same services as the IRA Trust?
The creation of the New Fund as the new investment option for your IRA will not cause any increase of total fees, and shareholders will receive the same level of services previously received.  After the transition, some fees will be charged at the IRA account level, and other fees will be charged at the New Fund level.  The fees of the New Fund and your IRA accounts have been calibrated to ensure that the fees you will be charged at the IRA account level and at the New Fund level, when aggregated, will be equal to, or less than, the fees currently charged on your IRA and its investments.

Fee Type	IRA Trust[1]	New Fund
		Fund Level Fees[1]	Ongoing IRA Account Level Fees
Trustee Fee	0.36%	n/a	0.36%
Administrative Fee	0.26%	n/a	0.26%
Investment Advisory Fee	0.93%	0.93%	n/a
Other Expenses	0.39%	0.18%	n/a
Acquired Fund Fees and Expenses[2]	0.02%[3]	0.02%	n/a
Total Fees and Expenses	1.96%	1.13%	0.62%

1 Based on estimates for the current fiscal year.
2 “Acquired Fund Fees and Expenses” represent costs incurred indirectly by a fund as a result of its ownership of shares of another investment company, such as exchange traded funds. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Acquired Fund Fees and Expenses are estimated.
3 The Puerto Rico Diversified Tax Managed Total Return IRA Trust is not required to calculate Acquired Fund Fees and Expenses. This figure represents an estimate for the current fiscal year as if the fund were required to calculate and disclose this amount.
6.	Will the transition to the New Fund cause a tax effect on my IRA?
The transition to the New Fund will not cause any tax effect to your current IRA.
7.	How will being a 1940 Act registered fund cause the New Fund to be different from the IRA Trust?
Because it is registered under the 1940 Act, the New Fund will be subject to a number of protective provisions required by the 1940 Act that are different from the rules governing the current IRA Trust. Some of the more important distinctions are:
•
Board of Trustees.  In contrast to the IRA Trust, the New Fund is overseen by a board of trustees, a majority of whom are independent from Oriental Trust (the New Fund’s investment adviser) and its affiliates.

•
Written Advisory Contract.  Oriental Trust will continue to serve as investment adviser to the New Fund pursuant to a written investment advisory contract that complies with the requirements of the 1940 Act, and which will be for an initial two year term but can be renewed on a year-to-year basis if approved by the board of trustees, including a majority of the independent trustees, or by a vote of shareholders in accordance with the 1940 Act.

•
Affiliated Transactions.  Under the terms of the 1940 Act, the New Fund’s affiliates, including Oriental Trust, are generally prohibited from engaging in joint or affiliated transactions with the New Fund in the absence of an exemption under the 1940 Act.

•
Borrowing.  The 1940 Act has rules that limit the ability of the New Fund to borrow or issue debt or other “senior securities.”  The New Fund anticipates being able to utilize leverage consistent with these limitations in a manner similar to the IRA Trust’s current leverage usage.

•
Periodic Reporting.  As with any registered investment company, the New Fund will provide reports to shareholders on a semi-annual basis and will be required to make periodic reports of its portfolio holdings with the Securities and Exchange Commission.

•
Illiquid Securities.  The New Fund will be subject to the 1940 Act’s limitations on investment in illiquid securities.  The New Fund anticipates being able to invest in illiquid securities consistent with the IRA Trust’s past practice in a manner consistent with these limitations.

•
Investments in Investment Advisers.  The 1940 Act generally prohibits a registered investment company from directly or indirectly owning shares of affiliated companies engaged in the business of providing investment advice.  As a consequence, the New Fund will not be able to invest in OFG Bancorp, the parent company of Oriental Trust, and the IRA Trust will dispose of any such security prior to the transition.

•
Public Offering.  Historically the IRA Trust’s units were sold in offerings exempt from the registration provisions of the Securities Act of 1933 by limiting the offering solely to Puerto Rico residents.  Investment companies registered under the 1940 Act are required to register their shares under the 1933 Act, and investors will now enjoy the protections of that statute as well.

Registration under the 1940 Act and the 1933 Act have some drawbacks as well.  The expenses of complying with the 1940 Act and the 1933 Act may impose greater costs, which will be borne by shareholders.  Furthermore, although the 1940 Act’s limitations on affiliated transactions, borrowing, and certain other investments can generally be seen as a positive protection, those provisions could also prevent the New Fund from engaging in transactions that might otherwise be beneficial to the New Fund and its shareholders.
8.	Who will bear the costs of this transition?
In accordance with the terms of its Deed of Trust, the IRA Trust will bear the costs of this transition and the New Fund will bear the cost of registering under the 1933 Act and 1940 Act.  However, Oriental Trust will bear its own costs.
9.	What if I do not want to participate?
The Trustee of the IRA Trust has determined that the transition is in the best interests of the IRA Trust unitholders. The transition to the New Fund does not require any action on the part of the IRA Trust unitholders.  If a unitholder does not wish to participate, they can redeem their shares in the New Fund and close their IRA or rollover their IRA to another IRA of their choice.  Please note that closing your IRA may be subject to withdrawal and rollover fees, and may have negative tax consequences.  Please consult your tax advisor.
This discussion of the New Fund is a summary.  Please read the accompanying prospectus for a more detailed discussion of the structure of the New Fund and the notable restrictions that apply to the New Fund under the 1940 Act.  Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.
The New Fund will commence operations on May 24, 2021, and the transition will occur before that date.  No action is required on your part.

Please Retain This Supplement For Future Reference.

Subject to Completion—Dated May 18 , 2021
The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

May 21, 2021

PROSPECTUS

DGI Investment Trust

DGI Balanced Fund

Class P — DGIBX
Class T — DGITX
Class NT — DGINX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment in the DGI Balanced Fund (the “Fund”) is intended for residents of Puerto Rico. If a purchaser of Fund shares is not a resident of Puerto Rico, his or her tax consequences related to investments in the Fund will be significantly different from other mutual funds. You may find further information with respect to taxation in the “Tax Information” section of this Prospectus.

Table of Contents

Summary Section	3
Additional Information About the Fund’s Investment Strategies and Risks	12
Management of the Fund	25
Shareholder Information	26
Financial Highlights	30

Summary Section

DGI Balanced Fund

Investment Objective

The Fund seeks long-term capital appreciation and current income.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Class P shares, Class T shares, and Class NT shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Class P	Class T	Class NT
Sales Charge (Load) Imposed on Purchases	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Account Service Fee	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Class P	Class T	Class NT
Management Fees	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses[1]	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.13%	1.13%	1.13%

1	Other expenses are based on estimated amounts for the current fiscal year.
2
Acquired Fund Fees and Expenses (“AFFE”) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds or exchange traded funds (“ETFs”). AFFE are estimated for the current fiscal year.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Class P shares, Class T shares, and Class NT shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class P	$115	$359

Class T	$115	$359
Class NT	$115	$359
Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is new, no portfolio turnover statistics are available as of the date of this prospectus.

Principal Investment Strategies

The Fund is principally intended to be an investment option for individual retirement accounts (“IRA”) under the laws of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”).  The investment objectives of the Fund are to seek for the shareholders long‑term capital appreciation and current income consistent with the investment policies of the Fund and prudent investment management.  The Fund seeks to attain its investment objectives by investing in a diversified portfolio of equity and fixed income securities with capital appreciation and current income potential and, as such, intends to operate as a “balanced” fund (i.e., the Fund has a target goal of investing approximately one-third of its assets in equities and approximately two-thirds of its assets in debt securities).

Under normal circumstances, the Fund will invest at least 34% of its assets (the “34% Minimum”) in (i) obligations of the Government of Puerto Rico or any of its instrumentalities or political subdivisions; (ii) securities of an exempt investment trust registered under the Puerto Rico Investment Companies Act (or the 1940 Act, as permitted by Puerto Rico regulations) and engaged in certain eligible activities for job creation or preservation and development of economic activity in certain geographical areas of Puerto Rico and  industries that are in the best interest of the Puerto Rico economy, including tourism, manufacturing, scientific research and technological development, as determined by the Secretary of the Department of Economic Development and Commerce of Puerto Rico pursuant to the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”); (iii) mortgage loans constituted for the financing of construction or the acquisition of residential properties in Puerto Rico; or (iv) loans to special employee-owned corporations organized under Puerto Rico law, or their members or stockholders, that qualify for tax-free interest treatment under the PR Code, in accordance with the PR Code and the IRA regulations issued thereunder (the “IRA Regulations”).

The Fund generally will not invest more than 66% of its assets in Puerto Rico general assets, including the capital stock of private companies that derived (i) at least 80% of their gross revenues in the last three years from Puerto Rico sources and (ii) at least 50% of their gross revenues from an active trade or business in Puerto Rico.

Finally, the Fund will not invest more than approximately 33% of its assets in the United States (excluding Puerto Rico), including publicly-traded capital stock.

The equity securities in which the Fund principally invests will be those of small-, mid-, and large-capitalization issuers. The Fund will not concentrate its investments in a particular industry, consistent with its investment restrictions, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

The Fund seeks to attain its investment objectives through its investment in the following types of securities:

•
Mortgages on real property located within the Commonwealth insured by the Federal Housing Administration (“FHA”), the Veterans Administration (“VA”) or any other agency or instrumentality of the United States Government (“FHA/VA Mortgages”);

•
Securities or certificates which: (i) evidence beneficial ownership interests in trust funds consisting of pools of FHA/VA Mortgages, which are further guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association (“GNMA Certificates”), (ii) are guaranteed by the Federal National Mortgage Association (“FNMA Certificates”), (iii) are guaranteed as to the timely payment of scheduled principal and interest at the applicable certificate rate and as to the full collection of principal on the mortgages by the Federal Home Loan Mortgage Corporation (“FHLMC Certificates”), or (iv) evidence beneficial ownership interests (including zero coupon, floating‑rate, interest only (“IO”), principal only (“PO”), and residual certificates) in trust funds consisting of GNMA Certificates, FNMA Certificates and/or FHLMC Certificates, all the above are collectively referred to hereinafter as “Mortgage Securities”;

•
Obligations of, or loans guaranteed by, the Commonwealth or any of its instrumentalities, agencies or political subdivisions, rated in the two highest rating categories by any of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”);

•
Obligations of, or loans guaranteed by, the Commonwealth or any of its instrumentalities, agencies or political subdivisions, with an investment grade rating, provided that no more than 34% of the total assets of the Fund may be invested in such obligations;

•
Securities or obligations issued by the Commonwealth or any of its instrumentalities, agencies or political subdivisions, provided that at the time of such purchase the Fund must have the absolute unconditional right to sell those securities to a bank or savings bank or association, whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), or a broker‑dealer who is a member, or a guaranteed subsidiary of a member, of the NYSE, at an agreed price and time, or has them guaranteed or insured by an entity whose obligations are rated in the two highest rating categories by either S&P, Moody’s or Fitch;

•	Any security or obligation which is issued or guaranteed by the United States Government or an agency or instrumentality thereof;
•	Investment shares or shares issued by any registered investment company, including one sponsored by Oriental Trust or any of its affiliates;
•	Any other debt securities with an investment grade rating issued by S&P, Moody’s, or Fitch;
•	Any equity security issued by an entity organized under the laws of the Commonwealth, the United States or any state thereof; or
•
Short term obligations, including (i) reverse repurchase agreements with a broker‑dealer who is a member or a guaranteed subsidiary of a member of the NYSE, a bank or any other qualified financial institution; (ii) deposits of institutions engaged in the banking business, savings and loan associations and other similar institutions whose deposits are insured by the FDIC; or (iii) any other security rated in the two highest rating categories by S&P’s, Moody’s, or Fitch.

Funds received by the Fund, whether by way of the proceeds from the sale of shares or as a result of interest or dividend income or the return on principal, are invested or reinvested in equity and debt securities which meet the investment requirements of the Fund, as well as the requirements of the PR Code and the IRA Regulations.

Principal Risks

You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:

Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
Yield Risk— To the extent the Fund invests in FHA/VA Mortgages and Mortgage Securities, the yield of the shares will depend in some part on the rate at which principal payments are made on such securities, which in turn will depend on the rate at which principal prepayments are made on the underlying mortgage loans.  As a general matter, the prepayment experience of a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default in their mortgages.  Oriental Trust is not aware of any readily accessible data or reliable information published by the FHA, the VA or the Department of Housing and Urban Development specifically indicating the historical prepayment or foreclosure experience of FHA loans and VA loans originated in the Commonwealth as compared to similar mortgage loans originated in other jurisdictions in the United States.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Changing Fixed-Income Markets—The Federal Reserve has begun raising the federal funds rate and may continue to do so. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance.
Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Reverse Repurchase Agreements and Purchase and Sale Contracts Risk—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Corporate Loan Risk—Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans.
LIBOR Risk— On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021 (although there are initiatives to delay the discontinuation beyond 2021 for certain LIBOR rates). There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. The replacement and/or discontinuation of LIBOR could lead to significant short-term and long-term uncertainty and market instability. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Puerto Rico-Specific Risk—To the extent that the Fund invests a significant portion of its assets in the Commonwealth, the Fund is more susceptible to factors adversely affecting the Commonwealth. Puerto Rico has been in an economic recession every year since the fourth quarter of fiscal year 2006, excluding fiscal years 2012 and 2019.  Puerto Rico is also in a court-supervised debt-restructuring process under Title III of the Puerto Rico Oversight, Management & Economic Stability Act (“PROMESA”) and is susceptible to hurricanes, major storms and earthquakes that affect the local economy. Therefore, any factors affecting Puerto Rico will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt the Puerto Rico, US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting Puerto Rico and the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

New Fund Risk—The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size.
1940 Act Risk—The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes numerous restrictions and requirements, including, for example, affiliate transaction prohibitions, director independence requirements, investment adviser requirements, borrowing or leverage restrictions, proxy solicitation requirements, periodic reporting requirements, and internal control requirements, any or all of which may have a material effect on the Fund’s operations.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
Municipal Securities Risk—The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality, especially in Puerto Rico, may make it difficult for it to pay interest and principal when due.
Redemption Risk—The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance.
Leverage Risk—The Fund’s leverage activities, which are subject to the Fund’s investment policies and restrictions and the requirements of applicable law, present special risks for shareholders, including the possibility of higher volatility in the net asset value of the Fund and a lower rate of return to shareholders.
Smaller Companies Risk—The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Large-Cap Stock Risk—Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better—or worse—than the stock market in general and these periods may last as long as several years.
Convertible Securities Risk—In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price.
When-Issued and Delayed-Delivery Securities Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Tax Risks— The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the PR Code and the Puerto Rico Municipal Code, as amended (the “Municipal Code”).

To be exempt from Puerto Rico income tax the Fund must meet certain requirements, including being registered under Act 93-2013. Due to the repeal of Section 6(a)(1) of the 1940 Act, the Fund must register with the SEC under the 1940 Act and is barred from registering under Act 93-2013. In PR Treasury Determination 19-04 (as defined below under the subheading “Puerto Rico Legal Requirements Applicable to IRA Investments”), the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under Act 93-2013 and thus be entitled to the tax benefits available under the PR Code to registered investment companies. Puerto Rico registered investment companies under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the Puerto Rico Treasury Department or the PR Code is amended to provide otherwise: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) the Fund’s investors could be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.
Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico registered investment companies under the 1940 Act should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.
As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the United States Internal Revenue Code of 1986, as amended (the “US Code”). The Fund does not intend to be engaged in a trade or business in the U.S., therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a  30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic  income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding rate. See “Tax Information” in the SAI and consult your tax adviser. The Fund is not subject to gains derived from the sale or exchange of securities, except for U.S. real property interests (as defined in Section 897 of the US Code, and U.S. source interest that qualifies as “portfolio interest”. However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax of up to 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after tax income. See “Tax Information” in the SAI.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Floating-Rate Notes Risk —Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income.

Performance

Because the Fund has not yet been in operation for a full calendar year as of the date of this prospectus, it has no performance history. Once the Fund has been in operation for at least one calendar year, performance information will be provided for the Fund, as well as a comparison to its relevant market benchmark. You may obtain the Fund’s updated performance information, when available, by visiting the website at www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/ or by calling (787) 620-0000. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.
Fund Management

Oriental Trust, a separately identifiable division of Oriental Bank (“Oriental Trust” or the “Investment Adviser”), is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The following portfolio manager is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”):

Portfolio Manager	Position with Oriental Trust	Start Date with the Fund
Carlos González	Portfolio Manager	Since Inception
Purchase and Sale of Fund Shares

The shares are sold to prospective shareholders at the public offering price with a minimum initial investment of $250 for Class P shares.  Class T shares and Class NT shares are purchased only by existing shareholders through reinvestment of certain taxable and non-taxable dividends.  There is no minimum initial investment amount for Class T or Class NT shares.  Requests to purchase or redeem shares of the Fund are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares by contacting the Fund at (787) 620-0000. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. The minimum initial and subsequent investment amounts may be waived or lowered from time to time. Purchases of the Fund may be made only through qualified Puerto Rican IRAs, which may impose fees related to the maintenance and operations of those accounts.  See the Purchase and Redemption of Fund Shares section of the statutory prospectus for more information.
Tax Information

The Fund will not qualify as a regulated investment company under Subchapter M of the US Code. The Fund is intended solely for residents of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
For shares held outside of an IRA account, distributions to individuals who are residents of Puerto Rico (“Individual PR Residents”) of Ordinary Dividends (as defined in the SAI under the heading “Tax Information”) and Capital Gains Dividends (as defined in the SAI under the heading “Tax Information”) qualify for a special PR income tax rate of 15%. The 15% PR income tax on Ordinary Dividends will be withheld at source by the Fund or its paying agent. Notwithstanding the foregoing, distributions to Individual PR Residents may be subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability.  The alternate basic tax applies with respect to Individual PR Residents that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income.  The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends, and long-term capital gains recognized by Individual PR Residents on the sale, exchange or other taxable disposition of the shares of the Fund. As mentioned above, tax-qualified retirement plans and IRA accounts will not be subject to income taxation on Ordinary Dividends, Capital Gain Dividends and gains recognized from the sale, exchange or disposition of the shares of the Fund.
Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico.

By purchasing the shares of the Fund, each individual investor will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.
Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) Individual PR Residents, (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries are residents of Puerto Rico and the trustees are individuals residents of Puerto Rico or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business exclusively in Puerto Rico and controlled by residents of Puerto Rico (“Qualifying Corporations”). Distributions to investors who are not individual residents of Puerto Rico, Qualifying Trusts or Qualifying Corporations will be subject to U.S. federal income taxes and adverse tax consequences may apply under the US Code. Please see “Tax Information” in the SAI and consult your tax advisors.
Under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations, distributions from the Fund to Individual PR Residents should be treated as Puerto Rico source income exempt from U.S. federal income taxes under US Code Section 933. Notwithstanding the foregoing, Individual PR Residents holding, directly, indirectly or by attribution, 10% or more of the shares of the Fund, should note that dividends from the Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes. Additionally, Individual PR Residents, regardless of their percentage of shares held in the Fund, should note that pursuant to the Regulations issued under Section 937(b) of the US Code, dividends from Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”).  Please refer to “Tax Information” in the SAI. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from United States sources subject to U.S. federal income taxes.

Please refer to “Tax Information” in the SAI and consult your tax adviser.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as Oriental Trust) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Investment Strategies and Risks

Additional Principal Investment Strategy Information

The Fund is intended to be used as an investment option for Puerto Rican IRA accounts.  The investment objectives of the Fund are to seek for the shareholders long‑term capital appreciation and current income consistent with the investment policies of the Fund and prudent investment management.  The Fund seeks to attain its investment objectives by investing, subject to any applicable investment requirements for an IRA under the PR Code and the IRA Regulations, in a diversified portfolio of equity and fixed income securities with capital appreciation and current income potential.  Funds received by the Fund, whether by way of the proceeds from the sale of shares or as a result of interest or dividend income or the return on principal, are invested or reinvested in equity and debt securities which meet the investment requirements of the Fund, as well as the investment requirements of the PR Code and the IRA Regulations, as applicable. The Fund offers the shareholders the opportunity to acquire an interest in a trust that invests in a diversified portfolio of equity and fixed income securities, with more diversification than each shareholder might individually be able to obtain on his or her own.

The value of the shares at any particular time depends on the market value of the underlying investments held by the Fund, which in turn fluctuate with various factors, including changes in interest rates, stock market conditions in the United States, other general economic conditions and other factors affecting the issuer of any particular security held by the Fund.  Therefore, individuals investing in the Fund must be aware that there is no guarantee that the investment objectives of the Fund described above will be achieved, and that neither Oriental Trust nor any other person can guarantee the value of the shares at any particular time.  The value of the shares may also be affected by certain investment strategies used by the Fund to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates.  The Fund’s leverage activities pose special risks for shareholders including the possibility of higher volatility of the net asset value of the Fund.  These activities may result in gains or losses to the Fund and higher volatility of net asset value of the Fund in the event of severe fluctuations in interest rates.

Puerto Rico Legal Requirements Applicable to IRA Investments

The PR Code and the IRA Regulations contain provisions establishing certain investment requirements applicable to an IRA: (i) not less than 34% of its assets must be invested in obligations of the Commonwealth or any of its instrumentalities or political subdivisions, securities of exempt investment trusts eligible under Section 1112.02 of the PR Code, or in mortgage loans made to finance the acquisition or construction of residential properties located in the Commonwealth, or in certain loans to employee‑owned special corporations, its members or stockholders; (ii) not more than 66% of its assets may be invested in general assets in the Commonwealth; and (iii) up to 33% of its assets may be invested in assets in the United States, including certain equity securities and investment‑grade debt securities, in accordance with the IRA Regulations.  However, pursuant to Puerto Rico Act No. 231-2014, which amended the PR Code, any investment made by an IRA in securities of an investment company or exempt investment trust registered under Puerto Rico law is deemed to automatically comply with such investment requirements without considering the investment company’s portfolio investments (the “Investment Companies Exception”). Further, on September 4, 2019, the Puerto Rico Treasury Department issued Administrative Determination No. 19-04 (“PR Treasury Determination 19-04”) to clarify the scope of the Investment Companies Exception given the repeal of Section 6(a)(1) of the 1940 Act.  Pursuant to PR Treasury Determination 19-04, an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act, qualifies for the Investment Companies Exception. The holding of PR Treasury Determination 19-04 is consistent with the underlying public policy of the Investment Companies Exception, which is to liberalize IRA investment requirements, and may be relied upon by any IRA under the PR Code, unless such determination is subsequently revoked by the Puerto Rico Treasury Department or the PR Code is further amended to provide otherwise.

Investment Policy and Eligible Securities

Subject to any applicable investment requirements for an IRA under the PR Code and the IRA Regulations, the Fund intends to primarily invest in one or more of the following equity and fixed income securities (collectively, the “Eligible Securities”) in accordance with the investment objectives of the Fund described above:

1) Mortgages on real property located within the Commonwealth insured by the Federal Housing Administration (“FHA”), the Veterans Administration (“VA”) or any other agency or instrumentality of the United States Government (“FHA/VA Mortgages”);

2) Securities or certificates which: (i) evidence beneficial ownership interests in trust funds consisting of pools of FHA/VA Mortgages, which are further guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association (“GNMA Certificates”), (ii) are guaranteed by the Federal National Mortgage Association (“FNMA Certificates”), (iii) are guaranteed as to the timely payment of scheduled principal and interest at the applicable certificate rate and as to the full collection of principal on the mortgages by the Federal Home Loan Mortgage Corporation (“FHLMC Certificates”), or (iv) evidence beneficial ownership interests (including zero coupon, floating‑rate, interest only (“IO”), principal only (“PO”), and residual certificates) in trust funds consisting of GNMA Certificates, FNMA Certificates and/or FHLMC Certificates, all the above are collectively referred to hereinafter as “Mortgage Securities;”

3) Obligations of, or loans guaranteed by, the Commonwealth or any of its instrumentalities, agencies or political subdivisions, rated in the two highest rating categories by any of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”);

4) Obligations of, or loans guaranteed by, the Commonwealth or any of its instrumentalities, agencies or political subdivisions, with an investment grade rating, provided that no more than 34% of the total assets of the Fund may be invested in such obligations;

5) Securities or obligations issued by the Commonwealth or any of its instrumentalities, agencies or political subdivisions, provided that at the time of such purchase the Fund must have the absolute unconditional right to sell those securities to a bank or savings bank or association, whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), or a broker‑dealer who is a member, or a guaranteed subsidiary of a member, of the NYSE, at an agreed price and time, or has them guaranteed or insured by an entity whose obligations are rated in the two highest rating categories by either S&P, Moody’s or Fitch,

6) Any security or obligation which is issued or guaranteed by the United States Government or an agency or instrumentality thereof;

7) Investment shares or shares issued by any registered investment company, including one sponsored by Oriental Trust or any of its affiliates;

8) Any other debt securities with an investment grade rating issued by S&P, Moody’s, or Fitch; and

9) Any equity security issued by an entity organized under the laws of the Commonwealth, the United States or any state thereof.

The Fund invests primarily in Eligible Securities to the extent these investments are available.  However, for purposes of providing liquidity to the Fund, Oriental Trust may also invest a portion of the Fund’s assets in the following short term obligations: (i) reverse repurchase agreements with a broker‑dealer who is a member or a guaranteed subsidiary of a member of the NYSE, a bank or any other qualified financial institution; (ii) deposits of institutions engaged in the banking business, savings and loan associations and other similar institutions whose deposits are insured by the FDIC; or (iii) any other security rated in the two highest rating categories by S&P’s, Moody’s, or Fitch.

GNMA Certificates represent a general obligation of the Government National Mortgage Association and are backed by the full faith and credit of the United States Government.  FNMA Certificates and FHLMC Certificates are backed respectively by FNMA and FHLMC, which are sponsored instrumentalities of the United States Government, but are not backed by the full faith and credit of the United States Government.  FHA/VA Mortgages and Mortgage Securities entitle its holder to receive the scheduled payments of both or either of interest and principal, as the case may be, and under certain circumstances any prepayment of principal made by the mortgagor on the underlying mortgage, less a certain service fee, or interest only until redeemed or when its class commences to receive partial payments of principal. In general, the value of FHA/VA Mortgages and Mortgage Securities, as well as the value of any security paying a fixed rate of return, fluctuates inversely with changes in interest rates.  A rise in the level of interest rates in the economy would, therefore, reduce their value.  On the other hand, their potential for appreciation, which would otherwise be expected to result from a decline in interest rates may tend to be limited by increased prepayments by mortgagors as interest rates decline.

For purposes of providing liquidity to the Fund, the Fund may borrow funds on a collateralized basis and purchase Eligible Securities on a when‑issued or delayed-delivery basis, or may purchase and sell securities on a forward-commitment basis, as determined necessary by Oriental Trust based on redemption experience or any other relevant circumstances, and/or as short‑term investments pending the investment of the funds regularly received by the Fund and/or as a temporary defensive posture.

Oriental Trust, a separately identifiable division of Oriental Bank, acts as the Investment Adviser to the Fund.  As Investment Adviser, Oriental Trust is responsible for recommending new investments and/or changes in existing investments of the Fund consistent with the investment policy of the Fund.  Oriental Trust, when executing those transactions, is required to obtain offers to purchase or sell a particular investment unless such security is traded in an established market or exchange.  In placing such orders, Oriental Trust will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law.  In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, Oriental Trust may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of broker-dealers and the brokerage and research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers.  Oriental Trust is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Oriental Trust determines in good faith that such commission is reasonable in relation to the value of the brokerage and research service provided by such broker-dealer in discharging responsibilities with respect to the Fund.

The above described investment activities may result in gains or losses to the Fund.  The income, gains and return of principal received by the Fund in the course of its investment activities are reinvested in a manner consistent with the investment objectives and policies of the Fund described above.
Additional Principal Risk Information

In addition to the investment risks deemed to be principal for the Fund, the Fund may be subject to additional, non-principal risks. For more information about the Fund’s non-principal investment strategies and risks, see the Fund’s Statement of Additional Information.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
One of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of COVID-19. It is difficult to predict how the effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.
Yield Risk— To the extent the Fund invests in FHA/VA Mortgages and Mortgage Securities, the yield of the shares will depend in some part on the rate at which principal payments are made on such securities, which in turn will depend on the rate at which principal prepayments are made on the underlying mortgage loans.  As a general matter, the prepayment experience of a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default in their mortgages.  Oriental Trust is not aware of any readily accessible data or reliable information published by the FHA, the VA or the Department of Housing and Urban Development specifically indicating the historical prepayment or foreclosure experience of FHA loans and VA loans originated in the Commonwealth as compared to similar mortgage loans originated in other jurisdictions in the United States.
The prolonged economic recession in Puerto Rico has resulted in higher mortgage loan foreclosures and a corresponding increase in the rate of prepayment of principal on the FHA/VA Mortgages and Mortgage Securities.  Furthermore, in general, if prevailing interest rates for newly originated mortgage loans fall significantly below the interest rates on the mortgage loans underlying the FHA/VA Mortgages and Mortgage Securities, they are likely to be subject to higher prepayment rates in subsequent periods than if prevailing rates for newly originated mortgage loans remain at or above the interest rates on the mortgage loans underlying the FHA/VA Mortgages and Mortgage Securities.  Conversely, if interest rates for newly originated mortgage loans rise above the interest rates on the mortgage loans underlying the FHA/VA Mortgages and Mortgage Securities, the rate of prepayments would be expected to decrease in subsequent periods.  Other factors affecting prepayment of mortgage loans include changes in mortgagors’ housing needs, job transfers, unemployment and mortgagors’ net equity in the mortgaged properties.  In addition, as homeowners move or default on their mortgages, the houses are generally sold and the mortgages may be prepaid, although the FHA loans and VA loans backing the FHA/VA Mortgages and Mortgage Securities may be assumed by a new buyer.
It is highly unlikely that the mortgage loans underlying the FHA/VA Mortgages and Mortgage Securities will prepay at a constant rate or that all the mortgage loans will prepay at the same rate.  The timing of the changes in the rate of prepayments on the mortgage loans may significantly affect the actual yield to maturity.  No representation is made as to the anticipated rate of prepayments on the mortgage loans or as to the anticipated yields to maturity on the shares.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Changing Fixed-Income Markets—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. The Federal Reserve has begun raising the federal funds rate and may continue to do so. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed-income markets.
Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The performance of an investment company or ETF that is actively managed will depend on its adviser’s ability to select profitable investments. An investment company or ETF that is passively managed may not accurately track its underlying index or the index may perform poorly. Additionally, a passively managed investment company or ETF may not be permitted to take defensive positions during periods of market decline or sell poorly performing securities. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Market movements or economic factors may constrain the liquidity of an investment company’s portfolio and compromise its ability to meet redemption requests. This could cause the value of the Fund’s investment in another investment company to decline.
Shares of ETFs trade on exchanges such as the NYSE and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF. At times, this premium or discount may be significant.
Reverse Repurchase Agreements and Purchase and Sale Contracts Risk—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Corporate Loan Risk—Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
LIBOR Risk—On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021 (although there are initiatives to delay the discontinuation beyond 2021 for certain LIBOR rates). There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. The replacement and/or discontinuation of LIBOR could lead to significant short-term and long-term uncertainty and market instability. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
Puerto Rico-Specific Risks—To the extent that the Fund invests a significant portion of its assets in Puerto Rico, the Fund will be less diversified and more susceptible to any single economic, political, fiscal or other factor adversely affecting Puerto Rico or issuers of Puerto Rico securities than would be a trust more widely diversified.  Some of the securities in which the Fund has invested or may invest present their own risks, including, among others, geographic, government, credit and liquidity risks.  Also, the value of Puerto Rico securities, including any derivative instruments, present their own risks and may be subject to greater volatility than other securities.
Puerto Rico entered an economic recession in the fourth quarter of fiscal year 2006 and its gross national product (“GNP”) thereafter contracted in real terms every year between fiscal years 2007 and 2017 (inclusive), except fiscal years 2012 and 2019.  Pursuant to the latest estimates of the Puerto Rico Planning Board (the “Planning Board”), which were published in June 2020, the Commonwealth’s real GNP for fiscal years 2015, 2016, 2017 and 2018 decreased by 0.8%, 1.6%, 3.2% and 4.8%, respectively, and increased (preliminarily) by 1.5% in fiscal year 2019 in part due to the influx of federal funds and private insurance payments that followed hurricanes Irma and Maria, which caused extensive destruction throughout Puerto Rico.  The Planning Board’s report projects a decrease in real GNP of approximately 5.4% and 2.0% in fiscal years 2020 and 2021, respectively. Such projections are based, in part, on the effects of the COVID-19 lockdown, the gradual reopening of the local economy, and the expected influx of Community Development Block Grant (“CDBG”) federal funds for construction.  However, such projections will depend to a large extent on the economic volatility caused by the COVID-19 pandemic and the CDBG funding actually received and disbursed.
The Commonwealth’s government has generally defaulted in its debt-service obligations and is in the midst of an unprecedented fiscal and liquidity crisis due in part to the prolonged economic recession and the government’s structural budget deficits and sizable debt-service obligations.  In addition, the Commonwealth and all of its agencies are in a court-supervised debt-restructuring process under Title III of PROMESA, which established an independent fiscal oversight and management board (the “Oversight Board”) with broad powers to create and audit fiscal plans and budgetary measures for Puerto Rico and restructure Puerto Rico government debts under certain circumstances.
The Oversight Board has designated the government of Puerto Rico and all of its public instrumentalities, municipalities, and government retirement systems as “covered territorial instrumentalities” under PROMESA.  This means that all such entities must (i) obtain the prior approval of the Oversight Board to issue or modify their debts and (ii) submit their annual budgets for the approval of the Oversight Board.  It also means that such entities may be part of the Commonwealth’s fiscal plan or may have to submit their own fiscal plans to the Oversight Board for approval.  In addition, such entities must obtain the

Oversight Board’s approval for all contracts (or series of related contracts) with an aggregate expected value of at least $10 million and all financings (or amendments to existing financings) of any amount. There can be no assurance that any actions or decisions of the Oversight Board will not have an adverse material effect on any tax-related benefit or requirement under Puerto Rico law, including, without limitation, IRAs.
In addition, Puerto Rico is susceptible to hurricanes, major storms and earthquakes that affect the local economy. Any such natural disasters may further adversely affect Puerto Rico’s critical infrastructure, which is generally weak.  This makes the Fund vulnerable to downturns in Puerto Rico’s economy as a result of natural disasters, such as hurricanes Irma and Maria.  Any subsequent hurricanes, major storms or similar natural disasters could further deteriorate Puerto Rico’s economy and infrastructure and negatively affect the Fund.
Further, the outbreak of viruses, widespread illness, infectious diseases, contagions and the occurrence of unforeseen epidemics could adversely affect the economy and population of Puerto Rico. The recent COVID-19 pandemic has caused the Governor of Puerto Rico to take unprecedented measures, including issuing temporary lockdown or stay-at-home orders affecting most businesses and government offices, which has further deteriorated the Commonwealth’s economy. Also, the overall potential impact of this pandemic in the United States, Puerto Rico and other jurisdictions is still uncertain and could lead to many deaths and a large-scale economic depression.
Opinions relating to the validity of Puerto Rico government obligations and to the exemption of interest thereon from Puerto Rico income tax are rendered by bond counsel to the issuer at the time of issuance.  Neither the Fund nor the Investment Adviser will review the proceedings relating to the issuance of Puerto Rico government obligations or the basis for such opinions. Further, Puerto Rico laws may be enacted that adversely affect the tax‑exempt status of interest on Puerto Rico government obligations or of the tax‑exempt distributions received by the shareholders or that impose other constraints upon enforcement of such obligations. It is also possible that, as a result of legislation (such as PROMESA in the case of Puerto Rico government issuers), litigation or other conditions, the power or ability of issuers to meet their obligations for the repayment of principal of and payment of interest on their Puerto Rico securities may be materially and adversely affected.
Certain Puerto Rico fixed income securities held by the Fund may permit the issuer to call or redeem the obligations, in whole or in part, at the issuer’s option.  If an issuer were to redeem Puerto Rico fixed income securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds of the redemption in Puerto Rico fixed income securities providing a level of income that is similar to the level of income of the obligations that were redeemed.
The yield on a Puerto Rico fixed income security depends on a variety of factors, including general municipal and fixed income security market conditions, changes in interest rates, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in income tax rates.  Generally, the longer the maturity of a Puerto Rico fixed income security, the higher the yield and the greater the volatility.  The market value of Puerto Rico fixed income securities normally will vary inversely with changes in interest rates.  Such changes in the values of Puerto Rico fixed income securities held by the Fund will not affect the interest income derived from them but may affect the net asset value of the Fund.
Market Risk— Securities, whether equity or debt, fluctuate in value, often based on factors unrelated to the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund’s investments will result in changes in the value of the shares.  The value of the Fund’s investments will fluctuate with various factors, including, but not limited to, changes in interest rates, stock market conditions in the United States, other general economic conditions and other factors affecting the particular investments held by the Fund.
The Fund may invest in equity securities, which are subject to market risks that may cause their prices to decline over short or even extended periods of time.  The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally fall.
The shares of stock of medium‑and small‑capitalization companies in which the Fund may invest may be subject to more volatile movements in price than those of larger‑capitalization, more established companies. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium‑ and small‑size companies to changing economic conditions.
Even though interest‑bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The market value of fixed‑income securities, and, accordingly, the value of the shares, normally will vary inversely with changes in interest rates.  The values of fixed‑income securities also may be affected by changes in the credit rating or financial condition of the issuer and general municipal and fixed‑income security market conditions.  Once the rating of a portfolio security has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.
Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. This coronavirus has resulted in, among other things, stay-at-home orders, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect the Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

New Fund Risk—The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size.

1940 Act Risk—The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes numerous restrictions and requirements, including, for example, affiliate transaction prohibitions, director independence requirements, investment adviser requirements, borrowing or leverage restrictions, proxy solicitation requirements, periodic reporting requirements, and internal control requirements, any or all of which may have a material effect on the Fund’s operations.
Interest-Rate Risk—In general, the value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise.
Credit Risk—Credit risk is the risk that an issuer may fail or become less able to make payments when due. An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.
Further, the credit ratings issued by credit rating agencies may not reflect fully the true risks of an investment.  For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of securities.  Also, credit rating agencies may fail to timely change a credit rating to reflect changes in economic or issuer conditions that affect a security’s market value.  Although the Investment Adviser intends to consider ratings of nationally recognized statistical rating organizations, it will primarily rely on its own credit analyses, which may include a study of existing debt, capital structure, ability to service debt, the issuer’s sensitivity to economic conditions, the issuer’s operating history, and the current trend of earnings.  The Investment Adviser expects to continually monitor the investments of the Fund and carefully evaluate whether to dispose or retain securities whose credit ratings have changed.
Municipal Securities Risk—The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments.
In the case of insured municipal securities, insurance supports the commitment that interest payments on a municipal security will be made on time and the principal will be repaid when the security matures. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.
In recent periods, an increasing number of municipal issuers have defaulted on obligations, been downgraded, or started insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that the Fund invests in private activity bonds, a part of its dividends could be treated as a tax-exempt dividend for Puerto Rico income tax purposes.
Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from US federal and Puerto Rico income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by the Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state status of municipal securities.
The Fund may not be able to sell a municipal security in a timely manner at a desired price. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets.

Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
Redemption Risk—The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance.
Leverage Risk—The Fund is authorized to borrow funds from third parties as may be necessary, convenient or appropriate in the opinion of Oriental Trust, subject to the Fund’s investment policies and restrictions and the requirements of applicable law.  Such borrowing authority may be used by the Fund in order to increase the amounts available for investment. The Fund’s leverage activities present special risks for shareholders, including the possibility of higher volatility in the net asset value of the Fund and a lower rate of return to shareholders.  In addition, debt-service requirements may adversely affect the cash flow for the Fund and increase the exposure of the Fund to adverse economic factors such as rising interest rates and downturns in the economy.
Certain of the Fund’s borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition.  The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objectives.  However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.  The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over a stated interest rate.
Utilization of leverage also involves certain risks for the shareholders.  For example, the use of leverage may result in higher volatility of the net asset value of the Fund, and if the current interest or dividend rate paid as a result of leveraging were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the shareholders than if the Fund were not leveraged.  Similarly, since both the costs associated with the use of leverage and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from any leveraging transaction) will be borne entirely by the shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value per share to the shareholders than if the Fund were not leveraged.
Smaller Companies Risk—The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Large-Cap Stock Risk—Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better—or worse—than the stock market in general and these periods may last as long as several years.
Convertible Securities Risk—In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small-, mid-, or large-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities.
Convertible securities generally have less potential for gain or loss than common stocks.
When-Issued and Delayed-Delivery Securities Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Tax Risks— The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the PR Code and the Municipal Code.
To be exempt from Puerto Rico income tax the Fund must meet certain requirements, including being registered under Act 93-2013. Due to the recent amendment to the 1940 Act, the Fund must register with the SEC under the 1940 Act and is barred from registering under Act 93-2013. In PR Treasury Determination 19-04, the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under Act 93-2013 and thus be entitled to the tax benefits available under the PR Code to registered investment companies. Puerto Rico registered investment companies under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the Puerto Rico Treasury Department or the PR Code is amended to provide otherwise: (i)the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) the Fund’s investors could be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.
Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico registered investment companies under the 1940 Act should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.
As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the US Code. The Fund does not intend to be engaged in a trade or business in the U.S., therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a  30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic  income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding rate. See “Tax Information” in the SAI and consult your tax adviser. The Fund is not subject to gains derived from the sale or exchange of securities, except for U.S. real property interests (as defined in Section 897 of the US Code), and U.S. source interest that qualifies as “portfolio interest”. However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax of up to 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after tax income. See “Tax Information” in the SAI.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, a copy of which can be obtained free of charge on the Fund’s website at www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/.
Management of the Fund
Investment Adviser

Oriental Trust, a separately identifiable division of Oriental Bank, located at Oriental Center 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918, acts as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Fund. Oriental Trust is the trust department of Oriental Bank and is registered as an investment adviser with the SEC and was formed on June 30, 1994 in Puerto Rico. As of March 31, 2021, Oriental Trust had assets under management of approximately $390.9 million.
A discussion regarding the Board of Trustees’ approval of the Advisory Agreement with respect to the Fund will be available in the Trust’s report to shareholders for the fiscal period ended June 30, 2021. This report may be accessed through the following website: www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/.
As the Fund’s adviser, Oriental Trust has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Trust’s board, sets the Fund’s overall investment strategies. The following portfolio manager is primarily responsible for the day-to-day management of the Fund:
Carlos González— Mr. González has served as a Consultant to OFG Bancorp since 1998 and is an Interested Trustee and the Chair of the Trust. Prior to his role as a consultant, he served in analyst and/or portfolio manager roles at various investment companies, including JP Morgan and Mackay Shields. He received his MBA from Harvard Business School, and he received the Chartered Financial Analyst designation in 1979.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and their ownership of securities in the Fund.
Under the Advisory Agreement, Oriental Trust is entitled to receive an annual management fee calculated daily and payable monthly equal to 0.93%, computed daily based on the average net assets of the Fund and paid on the last day of each month.
Fund Expenses

In addition to the management fees discussed above, the Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses, and other customary Fund expenses. (Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies.)
Shareholder Information
Pricing of Fund Shares and Fair Value Pricing

The value of each class of the shares of the Fund for purposes of the Sales Price and for purposes of redemption (the “Redemption Price”) will be determined by the Fund’s investment adviser.  The determination of the Sales Price and the Redemption Price is made as of the close of trading (presently 4:00 p.m., New York time) on the NYSE on each Business Day (as defined below) and is accomplished by dividing the net assets (the excess of assets over liabilities) of the Fund by the number of outstanding shares.
The Fund’s assets will be valued by the Fund’s investment adviser based upon market quotations when such quotations are available.  A security listed or traded on any exchange in the United States will be valued at its last sales price on the principal exchange on which it is traded prior to the time the assets of the Fund are valued.  If no sale is reported at that time or the security is traded in the over‑the‑counter (“OTC”) market, the most recent bid will be used for purposes of the valuation.  Assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Fund’s investment adviser, pursuant to procedures approved by the Fund’s board.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of the Trust based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.  These prices may change depending on market conditions.
More information about the valuation of the Fund’s holdings can be found in the SAI.
Purchase and Redemption of Fund Shares

The shares have been registered with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Trust offers three classes of shares for the Fund: Class P shares, Class T shares, and Class NT shares. Class P shares may be purchased by investors through direct investments through their IRA Account.  Class T Shares are available to existing investors through the reinvestment of certain taxable dividends.  Class NT shares are available to existing investors through the reinvestment of certain non-

taxable dividends.  Each class of shares will represent interests in the same portfolio of investments of the Fund and are identical in all respect to each other class of that Fund. Each class of shares of the Fund are to be sold at net asset value without a sales charge, and no class of shares of the Fund is subject to the payment of any Rule 12b-1 fees. At present, the Fund does not permit conversions or exchanges from one class to another class, although the Fund reserves the right consider such flexibility in the future. Income, including both realized and unrealized capital gains and losses, and expenses of the Fund shall be allocated to the Fund as a whole. Further, each class of shares of the Fund shall vote separately with respect to any matter that separately affects that class or as required by applicable law. The shares of each class of the Fund have one vote per share and a pro-rata fractional vote for a fraction of a share.

The public offering price of the shares during the continuous offering is the Sales Price (as defined below), which is determined by the Fund’s administrator on each Business Day.  The number of shares credited to the shareholder will be equal to the cash amount received by the Trust divided by the net asset value per share of the Fund that is applicable on the day the funds are received (the “Sales Price”).  If such day is not a Business Day, the Sales Price will be determined on the next Business Day.

A “Business Day” means a day on which commercial banks in the United States are authorized by law to conduct business with the public and the NYSE is open for trading.

Purchases of the Fund’s shares is permitted only through Puerto Rican IRAs sponsored by Oriental Trust. The shares are not transferable and may not be disposed of by a shareholder, but through redemption by the Fund. All redemption orders, including telephone redemptions, must be made through the IRA Custodian, or if applicable the transfer agent, which may establish certain procedures for telephone or other redemption requests.  Redemption orders not in good order, may be rejected by the Fund at any time prior to their acceptance on the redemption date.  The Fund may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. Shares will be typically be redeemed as of a Business Day following the Fund’s receipt of a redemption request by or on behalf of the shareholder.  Shares will be redeemed at the Redemption Price, which is calculated in the same manner described above for the Sales Price.  The Fund reserves the right to reject purchase orders or to stop offering Fund shares without notice.

The shares for each class of the Fund are sold to prospective shareholders at the public offering price, and Class P shares have a minimum initial investment of $250.

IRAs sponsored by Oriental Trust are subject to separate fees related to the IRAs themselves, including IRA trustee fees, administrative fees, early withdrawal fees, and roll-over fees.  Please contact the Fund at (787) 620-0000 for additional information on these fees.
USA PATRIOT Act—The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, the Investment Adviser, and the Fund’s custodians to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.

When setting up an IRA account, you will be required to supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit any security purchases. In addition, Oriental Trust may close an IRA account if it is unable to verify a shareholder’s identity. As required by law, Oriental Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.
If Oriental Trust or the Fund does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Fund and Oriental Trust also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent street address. Any exceptions are reviewed on a case-by-case basis.
Payment of Redemption Proceeds

Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. The Fund may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.
Redemption proceeds will remain within your IRA or other account unless you instruct otherwise. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.
Unclaimed Property

Your mutual fund account, which is held with your financial intermediary, may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Please contact your financial intermediary for more information.

Tools to Combat Frequent Transactions
Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities.  Because of the potential harm to the Fund and its long-term shareholders, the board has approved a policy that is intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under this policy, the Fund may limit additional purchases of Fund shares by shareholders whom the Adviser reasonably believes to be engaged in these excessive trading activities. The intent of the policy is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, a Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for legitimate purposes, the Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these measures are designed to deter frequent trading, none of them alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. The policy applies to any account where a financial intermediary holds Fund shares for a number of its customers in one account. The Fund and its transfer agent will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts (as applicable) that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers.
Dividends and Distributions

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Distributions will be reinvested in shares of the Fund, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.
Dividends consisting of Ordinary Dividends to individual shareholders will be distributed net of the 15% tax imposed by the PR Code, which will be automatically withheld at source by the Fund. All dividend distributions by the Fund to a tax-advantaged account, such as a Puerto Rico tax-qualified retirement plan or IRA account, will be made on a gross basis, without any tax withholding, and will be reinvested automatically in shares of the Fund. Such distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Tax Consequences

Pursuant to PR Treasury Determination 19-04 described above, the Fund will be taxed as a registered investment company (RIC) under Section 1112.01 of the PR Code. As a registered investment company, the Fund will not be subject to Puerto Rico income tax if it distributes its income as required by the PR Code and satisfies certain other requirements that are described in the SAI.
The Fund generally intends to operate in a manner such that it will not be liable for Puerto Rico income taxes.
The Fund will be treated as a foreign corporation not engaged in trade or business in the U.S and does not intend to derive income treated as effectively connected with a trade or business in the United States. Therefore, the Fund will be subject to a U.S. federal income tax of 10% on U.S. source dividends, if certain conditions are met, and 30% on certain other items of income derived from sources within the U.S. that are considered fixed or determinable annual or period income (except for U.S. source interest income on registered obligations that meet certain requirements).
For further information about the tax effects of investing in the Fund, please see “Tax Information” in the SAI and consult your tax adviser.
Financial Highlights
Financial highlights are not available at this time because the Fund has not started operations before the date of this prospectus.

You can find more information about the Fund in the following documents:
Statement of Additional Information (“SAI”)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this prospectus by reference. It is legally considered a part of this prospectus.
Annual/Semiannual Reports
Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. The Fund’s annual report will contain a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year.
Householding of Reports and Prospectuses
If more than one member of your household is a shareholder of the Fund, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the Fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways: a reduction in mail you receive and a reduction in Fund expenses due to lower printing and mailing costs.

However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please contact your financial advisor or the transfer agent if you do not want this policy to apply to you.
You can obtain free copies of these documents, request other information, and discuss your questions about the Fund by contacting the Fund at:
Oriental Trust
Oriental Center
254 Muñoz Rivera Avenue, 10th Floor
San Juan, Puerto Rico 00918
(787) 620-0000
www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/
You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 F Street N.E. Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Fund are also available:

•	Free of charge from the Fund’s website at www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/.
•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
•	For a fee, by e-mail request to publicinfo@sec.gov.
(The Trust’s SEC Investment Company Act file number is 811-23637.)

Subject to Completion—Dated May 18 , 2021
The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information May 21, 2021

DGI Investment Trust

DGI Balanced Fund

Class P — DGIBX
Class T — DGITX
Class NT — DGINX

Oriental Center 254 Muñoz Rivera Avenue, 10th Floor
San Juan, Puerto Rico 00918
(787) 620-0000
www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/
This Statement of Additional Information (SAI) is not a prospectus and it should be read in conjunction with the prospectus for DGI Investment Trust, dated May 21, 2021, advised by Oriental Trust, a separately identifiable division of Oriental Bank, (“adviser” or “we”). Copies of the Fund’s prospectus are available at www.orientalbank.com/en/for-you/ira-accounts/diversified-growth-ira/ or by calling the above number.
Because the DGI Balanced Fund is a new fund it does not yet have audited financial statements.  The audited financial statements of the Fund and related report of the independent registered public accounting firm may be obtained in the future upon request and without charge by calling the Fund at (787) 620-0000.

The Trust
DGI Investment Trust (the “Trust”) is a collective investment trust formed and organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) pursuant to a certain Deed of Constitution of Trust, dated January 28, 2021, as amended and restated from time to time (the “Deed of Trust”).
The Trust is a newly formed investment vehicle designed to replace the investment activities of the Puerto Rico Diversified Tax Managed Total Return IRA Trust and, therefore, has not been engaged in any prior business. The Trust is intended to provide an investment option that is compliant with the Investment Company Act of 1940 (the “1940 Act”) in light of the U.S. Economic Growth, Regulatory Relief, and Consumer Protection Act, which was approved on May 24, 2018, and which amended the 1940 Act to repeal Section 6(a)(1) of the 1940 Act and, therefore, terminated the registration exemption for investment companies located in Puerto Rico and other U.S. territories.
The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Deed of Trust permits the Trust’s board of trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series, each being a separately managed pool of assets (i.e., a portfolio). Currently, the Trust consists of one series, the DGI Balanced Fund (the “Fund”). The Trust offers three classes of shares for the Fund: Class P shares, Class T shares, and Class NT shares. The board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.
The Fund is classified and operates as a diversified fund under the 1940 Act. Under the 1940 Act, a diversified fund is a fund that meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. The Fund may not change its diversification classification to become non-diversified without the approval of the holders of a majority of the Fund’s outstanding voting securities.
As used in this SAI, “a majority of the Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The Fund’s prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

Investment Strategies, Policies, and Risks
Equity Securities
Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.
Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends, and general economic conditions. Equity securities rank lower than bonds and other debt instruments in a company’s capital structure in terms of priority for corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may depend on a small management group. In addition, because these stocks may not be well-known to the investing public, may not have significant institutional ownership, and are typically followed by fewer third-party analysts, there will normally be less publicly available information on these securities compared with the securities of larger companies. Adverse publicity and investor perceptions can also decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the Fund’s volatility.
Common Stock—Common stocks represent a proportionate ownership share of a company, and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to risks related to their ranking in the capital structure. If a company in which the Fund invests is liquidated, the holders of preferred stock and creditors will be paid in full before any payments are made to holders of common stock. It is possible that all assets of a liquidated company will be exhausted before any payments are made to the Fund.
Preferred Stock—Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks for dividend payments and liquidation of assets. A preferred stock has characteristics of both a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Equity-Linked Investments—Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when the Fund wishes to sell them.

Convertible Securities and Warrants

Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risks associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants and similar rights are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments.

Other Corporate Debt Securities

The Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Cash Position

When Oriental Trust believes that market conditions are unfavorable, the Fund’s holdings in cash or similar investments may increase. Cash or similar investments generally are a residual — they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the Fund’s Investment Adviser may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity. The cash positions of the Fund may vary significantly. If the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes—The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain an original issue discount, which could require the Fund to recognize the related interest income during the term of the securities and, therefore, be subject to the distribution requirements applicable to registered investment companies under Section 1112.01 of the PR Code with respect to such income. Because such interest income recognized by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Risks of Investing in Lower-Rated Debt Securities

Sensitivity to Interest-Rate and Economic Changes—The economy and interest rates affect lower-rated debt securities differently from other securities. For example, the prices of lower-rated bonds have often been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and the Fund’s asset values.

Payment Expectations—Lower-rated bonds present certain risks based on payment expectations. For example, lower-rated bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest-rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated bond’s value will decrease in a rising interest-rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation—To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact the Investment Adviser’s ability to accurately value lower-rated bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings—Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Investment Adviser must monitor the issuers of lower-rated bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Distressed Companies, Loan Participations and Unfunded Commitments

From time to time, the Fund may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company before its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Investment Adviser considers in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it. The Fund may purchase loans from national and state-chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation (“FDIC”) or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.”

Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.

When the Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when the Fund purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Fund may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and re-borrow specified amounts on demand. These types of investments may include standby financing commitments, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.

Illiquid Investments

Pursuant to Rule 22e-4 of the 1940 Act (“Rule 22e-4”), the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is defined in Rule 22e-4 as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Oriental Trust will monitor the amount of illiquid investments in the Fund, consistent with Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements having a maturity of longer than seven calendar days and certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Limitations on resale may have an adverse effect on the marketability of such securities, and the Fund might be unable to sell such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven calendar days.

Because of their illiquid nature, illiquid investments may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Fund’s board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Low levels of liquidity in particular investments may force the Fund to sell a security at a price that is lower than the Fund anticipated and may cause the Fund to lose money.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Investment Adviser, pursuant to procedures adopted by the Fund’s board of trustees, may determine that such securities are not illiquid investments pursuant to Rule 22e-4 notwithstanding their legal or contractual restrictions on resale.

There is a limited number of shareholders in the market for certain Puerto Rico securities.  In addition, certain Puerto Rico securities may have periods of illiquidity.  To the extent the Fund invests in illiquid investments, the Fund may not be able to readily liquidate such investments, particularly at a time when it is advisable to do so to minimize losses to the Fund, and would have to sell other investments, if necessary, to raise cash to meet its obligations.  These factors may affect the Fund’s ability to acquire or dispose of Puerto Rico securities, as well as the price paid or received upon such acquisition or disposition.  In addition, investment by the Fund in Puerto Rico securities is subject to their availability in the open market.

Exchange-Traded Funds and Other Registered Investment Companies

The Fund may invest in exchange-traded funds (“ETFs”), certain of which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and an index-based ETF represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. Additionally, the Fund and certain underlying investment companies in which they may invest (including, but not limited to, ETFs) have obtained exemptive orders from the SEC that each permit the Fund to acquire securities of other investment companies in excess of the percentage limitations of the 1940 Act.

The Fund may invest in other investment companies, including those managed by Oriental Trust, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. The Fund may invest in non-U.S. investment companies to the extent permitted by law.

Money Market Mutual Funds

The Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Short-Term Investments

The Fund may invest in any of the following short-term securities and instruments:

Bank Obligations—Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits—The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Obligations of Savings Institutions—Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit—Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the FDIC, limited to $250,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes—The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations—Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Municipal Securities

The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Tender Option Bonds

The Fund may invest in tender option bond (TOB) programs, a type of synthetic municipal bond instrument that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. These types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as an Underlying Fund. The trustee or custodian receives the long-term fixed-rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically. A TOB provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “fixed-rate trust certificate” evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds. A “variable-rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable-rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature (the right to tender its certificate at par value plus accrued interest under certain conditions).

All TOBs purchased by the Fund must meet the minimum quality standards for the Fund as disclosed in the purchasing Fund’s prospectus. In selecting TOB instruments for the Fund, Oriental Trust will consider the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).

Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because TOB instruments involve a trust or custodial account and a third-party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to an Underlying Fund on certain TOB instruments would be deemed to be taxable. The Underlying Funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

U.S. and Foreign Government Obligations

The Fund may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), and the Student Loan Marketing Association (SLMA).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Department of Treasury (the “U.S. Treasury”); others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Floating-Rate and Variable-Rate Demand Notes

The Fund may purchase taxable or tax-exempt floating-rate and variable-rate demand notes for short-term cash management or other investment purposes. Floating-rate and variable-rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating-rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate.

Inverse Floaters

An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable-rate security and inverse floaters. The interest rate for the variable-rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest-rate sensitivity. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating-rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Zero-Coupon and Payment-in-Kind Bonds

The Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments to satisfy its distribution requirements under the PR Code.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities

Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest-rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest-rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired before their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “Pos” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of the Fund’s concentration policy, asset-backed securities will be classified in a consistent manner deemed reasonable by the Fund.

Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other CDOs—A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund’s net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities—CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Ginnie Mae, Fannie Mae, or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMO Residuals—CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest-rate adjustments are based. The Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities—The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (Federal Agency) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S.

Department of Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (HERA) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (FHLBs) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the Reform Act), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac before FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, if FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued before the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The FHFA has indicated that the conservatorship of each of Fannie Mae and Freddie Mac will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund’s investments to lose value.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of COVID-19. For instance, on March 18, 2020, the FHFA directed Fannie Mae and Freddie Mac to suspend foreclosures and evictions for at least 60 days due to the COVID-19 pandemic. This foreclosure and eviction suspension applies to homeowners with a Fannie Mae- or Freddie Mac-backed single family mortgage. In addition, the FHFA instructed Fannie Mae and Freddie Mac to provide payment forbearance to single family borrowers, which will allow mortgage payments to be suspended for up to 12 months (without incurring late fees) due to hardship caused by COVID-19.

Following the FHFA directives, on March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted into law. The CARES Act provides, among other things, that a borrower with a federally backed one- to four-family residential mortgage loan (e.g., a loan purchased or securitized by Fannie Mae or Freddie Mac) experiencing financial hardship due to the COVID-19 pandemic may request forbearance regardless of delinquency status. Upon receipt of a borrower’s request for forbearance, the forbearance must be granted for up to 180 days, and must be extended for a further 180 days at the request of the borrower. Multifamily loan borrowers are also entitled to forbearance provided they were current on their payments as of February 1, 2020. Upon receipt of a request for forbearance, the servicer must provide forbearance for up to 30 days and upon request of the borrower, extend the forbearance period for up to two additional 30-day periods. Further, under the CARES Act, servicers of covered one- to four-family residential loans are also prohibited from initiating foreclosure for the

60-day period beginning March 18, 2020, and no owner of a covered property may initiate eviction proceedings against a residential tenant for nonpayment of rent during the 120-day period after enactment of the statute.

It is difficult to predict how the CARES Act or other government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets. However, high forbearance rates create a real possibility of billions of dollars of loan servicers’ obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. In response to this possibility, the FHFA announced on April 21, 2020 that loan servicers’ obligation to advance scheduled monthly payments for Fannie Mae and Freddie Mac backed single-family mortgage loans in forbearance will be limited to four months. After the four-month period, Fannie Mae and Freddie Mac will stand ready to take over advancing payments to investors in MBS pool. This FHFA action clarifies that mortgage loans with COVID-19 payment forbearances shall be treated similar to a natural disaster event and will remain in the MBS pool. This change is intended to reduce the potential liquidity demands on Fannie Mae and Freddie Mac resulting from loans in COVID-19 forbearance and delinquent loans, but there is no assurance that such change will reduce the liquidity demands on Fannie Mae and Freddie Mac or prevent financial hardship on Fannie Mae and Freddie Mac generally as a result of the mandated COVID-19 payment forbearances and resulting obligation to advance payments to investors. It is not possible to predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Fund’s investments (direct or indirect, through Private Investment Funds) in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

Private Mortgage Pass-Through Securities—Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities—Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies may be illiquid. The liquidity of such investments will be determined pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be used to hedge against a decrease in value of other fixed-income securities in a rising interest-rate environment.

Mortgage Dollar Rolls—The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Forward Commitments and Dollar Rolls—The Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) mortgage purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of the Fund’s net assets. For these obligations, the Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if the Investment Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed-income securities issued by the U.S. Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a registered investment company under PR Code Section 1112.01 and to eliminate any fund-level income tax liability under the PR Code.

Initial Public Offerings

The Fund may purchase debt securities in initial public offerings (IPOs). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.

Hybrid Securities

The Fund may acquire hybrid securities. A third party may create a hybrid security by combining an income-producing debt security (income producing component) and the right to receive payment based on the change in the price of an equity security (equity component). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter (“OTC”). Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest-rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Credit-Linked Notes—Credit-linked notes (“CLNs”) are typically set up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a fair price.

Borrowing and Other Forms of Leverage

The Fund is authorized to borrow funds from third parties as may be necessary, convenient or appropriate in the opinion of Oriental Trust, subject to the 1940 Act and Fund’s investment policies and restrictions and the requirements of applicable law.  Such borrowing authority may be used by the Fund in order to increase the amounts available for investment. The Fund’s leverage activities present special risks for shareholders, including the possibility of higher volatility in the net asset value of the Fund, a lower rate of return to shareholders, and other investment risks will tend to be compounded.  This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition, debt- service requirements may adversely affect the cash flow for the Fund and increase the exposure of the Fund to adverse economic factors such as rising interest rates and downturns in the economy.

Certain of the Fund’s borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition.  The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objectives.  However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.  The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over a stated interest rate.

Utilization of leverage also involves certain risks for the shareholders.  For example, the use of leverage may result in higher volatility of the net asset value of the Fund, and if the current interest or dividend rate paid as a result of leveraging were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the shareholders than if the Fund were not leveraged.  Similarly, since both the costs associated with the use of leverage and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from any leveraging transaction) will be borne entirely by the shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value per share to the shareholders than if the Fund were not leveraged.

In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage — for example, entering into reverse repurchase agreement and dollar rolls, investing collateral from loans of portfolio securities, or entering into when-issued, delayed-delivery, or forward commitment transactions.

Reverse Repurchase Agreements—The Fund may enter into reverse repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. The Fund will generally enter into reverse repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven calendar days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments, including such reverse repurchase agreements.

It is not clear whether a court would consider the security acquired by the Fund subject to a reverse repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a reverse repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, Oriental Trust seeks to minimize the risk of loss through reverse repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any reverse repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a reverse repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.

Master Netting Agreements

The Fund may be a party to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Fund’s counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between the Fund and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities or bonds between the Fund and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Temporary Defensive Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed-income securities, cash or cash equivalents. Temporary defensive positions may be initiated by Oriental Trust. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Other Non-Principal Investment Risks

The following risk considerations relate to investment practices undertaken by the Fund. Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. An investment in the Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks:
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may overweight asset classes or market segments that underperform relative to the broad market or other market segments.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund. Similarly, if so concentrated, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Inverse Floater Risk—The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating-rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Investment Strategy Risk— There can be no assurance that the Fund will achieve its investment objectives.  The ability of the Fund to achieve its investment objectives depends on a number of factors, including, but not limited to, the Investment Adviser’s judgment, market risk, credit risk, regulatory risk, liquidity risk and systemic risk, among others.  Each potential investor should consider his or her personal tolerance for the daily fluctuations of the securities markets and view his or her investment in the Fund as part of an overall investment program.
Limited U.S. Federal Income Tax Benefits. Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) individuals who are bona fide residents of Puerto Rico, (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries are residents of Puerto Rico and the trustees are individuals residents of Puerto Rico or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business exclusively in Puerto Rico and controlled by residents of Puerto Rico (“Qualifying Corporations”). Distributions to investors who are not individual residents of Puerto Rico, Qualifying Trusts or Qualifying Corporations will be subject to U.S. federal income taxes. Please see “Tax Information” in the SAI and consult your tax advisors.
Additionally, individuals who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the US Code, dividends treated as Puerto Rico source income

(under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”).  Please refer to “Tax Information” in the SAI. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from United States sources subject to U.S. federal income taxes.

No FDIC Insurance Risk—An investment in the Fund is not a deposit of Oriental Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark-ups, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Segregation of Portfolio Risk—The Fund is a separately managed pool of assets (i.e., a portfolio) intended to be segregated from the assets and liabilities of any other portfolio of the DGI Investment Trust (the “Trust”), so that each shareholder of the Fund has the exclusive right to the assets, income and profits, if any, of the Fund and only bear the expenses, deductions and costs properly attributable or allocated to the Fund.  The Fund also intends that creditors of any other Trust portfolio will have recourse only to the assets in that other portfolio.  There can be no assurance, however, that the Trust’s efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or another portfolio’s bankruptcy, would regard the Fund or such other portfolio as a separate entity for purposes of determining the bankruptcy estate.
U.S. Foreign Account Tax Compliance Act.  Sections 1471 through 1474 (commonly known as "FATCA") of the US Code impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain "foreign financial institutions" (“FFI”) or "non-financial foreign entities" ("NFFE"), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to its respective investors.  In the case of most payments of U.S. source income, the 30% withholding will apply to payments made after June 30, 2014.  Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE.  Accordingly, the Fund may be required to provide certain information with respect to its investors when requested by a US payor or withholding agent.  If the Fund were to be unable to provide such investor information or otherwise fail or be unable to comply with the legal and regulatory requirements of the US Code with respect to FATCA, the Fund’s U.S. source income would be reduced, inasmuch as it would be subject to such 30% withholding tax.  This reduction may negatively affect the Fund’s ability to fulfill its obligations. See “Tax Information” in the SAI and consult your tax adviser.

Market Risks

Securities, whether equity or debt, fluctuate in value, often based on factors unrelated to the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund’s investments will result in changes in the value of its shares.  The value of the Fund’s investments will fluctuate with various factors, including, but not limited to, changes in interest rates, stock market conditions in the United States, other general economic conditions and other factors affecting the particular investments held by the Fund.

The Fund may invest in equity securities, which are subject to market risks that may cause their prices to decline over short or even extended periods of time.  The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally fall.

The shares of stock of medium‑and small‑capitalization companies in which the Fund may invest may be subject to more volatile movements in price than those of larger‑capitalization, more established companies. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium‑ and small‑size companies to changing economic conditions.

Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large-capitalization companies may trail the returns of the overall stock market. Historically, large-capitalization stocks tend to go through cycles of doing better—or worse—than the stock market in general and these periods may last as long as several years.

Even though interest‑bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The market value of fixed‑income securities, and, accordingly, the value of the shares, normally will vary inversely with changes in interest rates.  The values of fixed‑income securities also may be affected by changes in the credit rating or financial condition of the issuer and general municipal and fixed‑income security market conditions.  Once the rating of a portfolio security has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

Recent Regulatory Events—Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the U.S. Government, the Federal Reserve, the U.S Treasury, the SEC, the CFTC, the FDIC and other governmental and regulatory bodies took actions in connection with the 2008 financial crisis. These actions included, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Recent Economic Events—Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007, continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer market weighted down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies. Recently, the pandemic spread of a novel coronavirus and the related disease known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

Market Disruptions—Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Market disruptions could have negative effects on the Fund, including with respect to the liquidity and valuation of the Fund’s underlying securities, and could have the effect of magnifying other risks faced by the Fund. Negative global events also can disrupt the operations and processes of any of the service providers for the Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

Valuation Risk—The sale of any assets caused by the redemption of shares, or the accelerated prepayment or amortization of principal of the assets, before any premium paid in their purchase is recovered by the Fund may result in gains or losses to the Fund.  The income, gains and return of principal received by the Fund in the course of its investment activities will be reinvested in a manner consistent with the investment objectives and policies previously described with a view to the appreciation of capital and income objectives of the Fund.

The acquisition of assets in excess of funds received and income reinvested through borrowed funds may also result in gains or losses to the Fund in the event of severe fluctuations in interest rates or variations in the normal interest yield curve, or in the event such assets need to be sold instead of retained by the Fund.

No guarantee or representation can be made that moneys received by Fund from the sale of its shares, or as a result of interest, dividend and principal payments, either during the term of any investment or at maturity of any underlying assets, can be invested at the same rate as such assets were initially invested.  Accordingly, no assurance can be given that the value of the shares will remain constant, nor that a shareholder will receive any rate of return while he or she holds such shares.

Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Fund:

1.
The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.
The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time, provided that such borrowings do not exceed 25% of the total assets of the Fund.

3.
The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

4.
The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.
The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

6.
The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing—The 1940 Act allows open-end investment companies, such as the Fund, to borrow from banks, but restricts such an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration—The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Diversification—Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

Lending—Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate—The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Trust’s board of trustees.

Senior Securities—Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain bank borrowings, temporary borrowings, and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting—Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Percentage Restrictions—Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid investments, if a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid investments back within the limitations as soon as reasonably practicable, pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Portfolio Holdings Information

The Fund has adopted a disclosure policy that governs the timing and circumstances of disclosure of the portfolio holdings of the Fund. The policy was developed in consultation with Oriental Trust and has been adopted by Oriental Trust. Information about the Fund’s holdings will not be distributed to any third party except in accordance with this policy. The board of trustees considered the circumstances under which the Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of Oriental Trust, the principal underwriter or any other affiliated person of the Fund. After due consideration, the board determined that the Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund. Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The board exercises continuing oversight of the disclosure of the Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, on Form N-PORT. These shareholder reports and Form N-PORT filings are filed with the SEC and are generally available, free of charge, within sixty (60) days of the end of the Fund’s fiscal quarter on the SEC website at sec.gov.

In the event of a conflict between the interests of the Fund and the interests of Oriental Trust or an affiliated person of Oriental Trust, Oriental Trust’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the board at the end of the quarter in which such determination was made. Any employee of Oriental Trust who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: Oriental Trust, fund administrator, fund accountant, custodian, transfer agent, securities lending agent, pricing vendors, proxy voting service providers, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Fund has a legitimate business purpose and when the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The Fund may disclose portfolio holdings to transition managers, provided that the Fund or Oriental Trust has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall Oriental Trust, its affiliates or employees, the Fund, nor any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Trustees and Executive Officers

The board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Trust. The board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, as applicable. The current trustees and officers of the Trust, their years of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.
The address of each trustee and officer, with the exception of Lynn Bowley, Maggie Bull and James Colantino, is: DGI Investment Trust c/o Oriental Trust, 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. The address of Lynn Bowley is: 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022; the address of Maggie Bull is: 2 Easton Oval, Suite 300, Columbus, OH 43219; and the address of James Colantino is 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust[1]
Angel E. Vazquez Hernandez (1968)	Trustee	Since May 2021	President of Pan Pepin, Inc. (bread company) since January 2021; President of B. Fernandez & Hnos., Inc. (product distribution company) from June 2003 to January 2021.	1	Fundación Rafael Hernández Colón (non-profit) since May 2010.

Iván C. López Morales (1966)	Trustee	Since May 2021	Senior Vice President of Assurant Inc. (insurance company) since April 2017; Chief Executive Officer of Lopez Consulting since December 2020; President of ESOPO Corporation (real estate company) since August 2005.	1
Caribbean American Life Assurance Company (subsidiary of Assurant Inc.) since May 1998; Caribbean American Property Insurance Company (subsidiary of Assurant Inc.) since May 1998; Director of various other, non-public subsidiaries of Assurant Inc. until May 2021.

Joshua Aaron Sigmon (1981)	Trustee	Since May 2021	Principal of MHR Fund Management LLC (private equity firm) since September 2018; Head of Special Opportunities of Axar Capital LP (investment firm) from September 2016 to September 2018; Managing Director of Fortress Investment Group LLC (credit fund) from March 2015 to July 2016.	1
Planet Financial Group, LLC (mortgage servicer) since October 2019; Momental Investments LLC (investment firm) since October 2019; SCPG HoldCo (pharmacy company) since September 2019; Terra Capital Partners (asset manager) from July 2017 to December 2018.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustee of the Trust
Carlos Alberto González[2,3] (1951)	Chair of the Board, Trustee and Portfolio Manager	Since January 2021	Consultant with OFG Bancorp* (bank holding company) since September 1998.	1	Scenic Hudson (non-profit land trust) since October 2009; Empresas Caparra (private family real estate business) since January 1995.

Officers of the Trust
José R. Fernández Martínez (1963)	President, Principal Executive Officer and Chief Executive Officer	Since May 2021
President and Chief  Executive Officer of OFG Bancorp* and Oriental Bank* (commercial bank) since 2004; President of Oriental Insurance LLC* (insurance company) since 2004; Chairman of Oriental Pension Consultants* (retirement plan administrator) since 2004; President and Chief Executive Officer of Oriental International Bank, Inc.* (international bank) since 2004; President of OFG Ventures LLC* (private investment company) since 2019.

				N/A	N/A
Maritza Arizmendi Diaz (1968)	Principal Financial Officer, Chief Financial Officer and Treasurer	Since May 2021
Chief Financial Officer of OFG Bancorp* and Oriental Bank* since March 2017; Director of Oriental International Bank, Inc.* since June 2020; Chief Financial Officer and Treasurer of OFG Ventures LLC* since June 2020.

				N/A	N/A
Hugh González Robison3 (1979)	Chief Legal Officer, General Counsel and Secretary	Since May 2021
General Counsel at OFG Bancorp* and Oriental Bank* since January 2021; Secretary of Oriental Financial Services LLC* since 2017; Assistant Secretary of OFG Bancorp* and Oriental Bank* since 2014; Secretary of OFG USA LLC* (commercial lender) since 2017; Secretary of OFG Ventures LLC* since 2019; Deputy General Counsel at Oriental Bank* from July 2012 to December 2020.

				N/A	N/A
N. Lynn Bowley (1958)	Chief Compliance Officer	Since May 2021	Senior Vice President and Senior Compliance Officer of Northern Lights Compliance Services, LLC since January 2007.	N/A	N/A
Luana Santos (1975)	Anti-Money Laundering Compliance Officer	Since May 2021	Vice President, BSA/AML Compliance Officer of Oriental Bank* since July 2017; Vice President, Assistant BSA/AML Compliance Officer of Oriental Bank* from September 2015 to July 2017.	N/A	N/A
Maggie Bull (1965)	Assistant Secretary	Since May 2021
Senior Attorney of Ultimus Fund Solutions, LLC since June 2017; Legal Counsel of Meeder Investment Management from January 2011 to September 2016; Chief Compliance Officer of Meeder Funds from March 2011 to September 2016.

				N/A	N/A

James Colantino (1969)	Assistant Treasurer	Since May 2021	Senior Vice President—Fund Administration of Gemini Fund Services, LLC since 2012.	N/A	N/A

1	The trustees of the Trust who are not “interested persons” of the Trust as defined under section 2(a)(19) of the 1940 Act (independent trustees).
2	Mr. González is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.
3	Mr. González is the uncle of Hugh González Robison, the Fund’s General Counsel and Secretary.
*	Denotes an affiliate of the Fund.
General Information Regarding the Board of Trustees and Leadership Structure
The board of trustees has oversight responsibility for the conduct of the affairs of the Trust. The board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from the Trust’s CCO and the Investment Adviser regarding such policies and procedures, and elects the officers of the Trust to perform the daily functions of the Trust. The chair of the board is an interested person of the Fund. The board is satisfied that having the Chair be an interested person is appropriate for the Fund due to the Chair’s greater familiarity with the Fund, involvement in the Fund’s day-to-day management and the operations of the Adviser, and his ability to efficiently mobilize the Adviser’s resources at the board’s behest and on its behalf, among other reasons. The Fund does not have a lead independent trustee because the board has determined that its size, and the composition and leadership of its committees, allow each independent trustee to enjoy full, accurate and efficient communication with the Fund and the Adviser and also facilitates the timely transmission of information among the trustees, such that a lead independent trustee is not necessary.

The trustees approve financial arrangements and other agreements between the Fund, on the one hand, and the Investment Adviser or other affiliated parties, on the other hand. The independent trustees meet regularly as a group in executive session and with independent legal counsel. The board has delegated responsibility for certain specific matters to the Audit and Governance Committees of the board (each a “Committee” and together the “Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the board or otherwise. The membership and chair of each Committee are appointed by the board upon recommendation of the Governance Committee.
The board reviews its leadership structure periodically in order to ensure that it remains appropriate and effective. The board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Fund’s current operations.
Each trustee shall hold office during the lifetime of the Trust, and until its termination as herein provided; except that (A) any trustee may resign his or her trusteeship or may retire by written instrument signed by him or her and delivered to the Trust and the other trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) any trustee may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal, specifying the date when such removal shall become effective; (C) any trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other trustees, specifying the date of his retirement; (D) a trustee may be removed at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds (66 2/3%) of the outstanding shares; and (E) a trustee shall be retired in accordance with the terms of any retirement policy adopted by the trustees and in effect from time to time. Shareholders are generally not entitled to elect trustees except as required by the 1940 Act, or as otherwise considered necessary or desirable by the trustees in their sole discretion. To the extent required by the 1940 Act, the shareholders shall elect the trustees on such dates as the trustees may fix from time to time. The shareholders may elect trustees at any meeting of shareholders called by the trustees for that purpose.
The officers of the Trust are appointed by the board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the board, or, to the extent permitted by the Trust’s By-

laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the independent trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the board at any regular or special meeting of the board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Committees of the Board
There are two (2) standing committees of the board: (1) the Audit Committee and (2) the Governance Committee.
The Audit Committee shall be composed of at least two (2) members of the board and no member of the Audit Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, to the extent the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers. The Audit Committee is also responsible for oversight over the quality and integrity of the Fund’s financial statements and the independent auditors thereof as well as to oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s financial reporting, internal control over financial reporting and independent audits. The Audit Committee reviews and evaluates the qualifications, independence and performance of the Fund’s independent auditors and make recommendations to the full board regarding the appointment of independent auditors. The Audit Committee also acts as a liaison between the full board and the Fund’s independent auditors. The Audit Committee meets no fewer than two (2) times annually and may hold special meetings as circumstances require. As of the date of this SAI, the Audit Committee consisted of three (3) members: Iván C. López Morales (chairperson of the Audit Committee), Angel E. Vazquez Hernandez and Joshua Aaron Sigmon, none of whom are an interested person of the Fund.

The Governance Committee shall be composed of those members of the board so appointed to serve on the Governance Committee and no member of the Governance Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Governance Committee is to provide assistance to the trustees in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not limited to: nomination of trustees, election of trustees, retirement policies of non-interested trustees, addressing and resolving conflicts of interests, promoting the education of trustees and enhancing the quality and integrity of the functioning of the board. In fulfilling this purpose, it is the responsibility of the Governance Committee to maintain open communication between the trustees and the management of the Trust. The Governance Committee will consider shareholder recommendations for trustee nominees so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates such candidate’s ability to serve as a trustee, including as a non-interested trustee of the Trust, in accordance with the criteria established by the Governance Committee. A shareholder submitting a trustee recommendation must provide written notice to the Governance Committee with the following information: (a) the name and address of the shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Trust which are owned of record and beneficially by such shareholder and the length of time that such shares have been so owned by the shareholder; (c) a description of all arrangements and understandings between such shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board of trustees; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed. The Governance Committee meets at such times as it or the board may determine, but no less frequently than annually, and may hold special meetings as circumstances require. As of the date of this SAI, the Governance Committee consisted of three (3) members: Angel E. Vazquez Hernandez (chairperson of the Governance Committee), Iván C. López Morales and Joshua Aaron Sigmon.

Board Oversight of Risk Management

The board’s role is one of oversight, including oversight of the Fund’s risks, rather than day-to-day management. The board’s committee structure allows the board to focus on risk management as part of its broader oversight of the operation of the Fund. While day-to-day risk management is the responsibility of the Investment Adviser, trustees receive regular reports from the Trust’s CCO, the Investment Adviser and the Fund’s various service providers regarding investment risks and compliance risks. These reports allow the board to focus on various risks and their potential impact on the Fund. The board has discussions with the Trust’s CCO and the Investment Adviser, as well as the portfolio manager, regarding how they monitor and control such risks. Additionally, the Trust’s CCO and officers of the Fund regularly, and on an ad hoc basis, report to the board on a variety of risk-related matters.
The board has retained Oriental Trust, a separately identifiable division of Oriental Bank, as the Fund’s investment adviser. Oriental Trust is responsible for the day-to-day operation of the Fund. Additionally, the board meets periodically with the Trust’s CCO who reports to the trustees regarding the compliance of the Fund with the federal securities laws and the internal compliance policies and procedures of the Fund. The board also reviews the CCO’s annual report, including the CCO’ compliance risk assessments for the Fund.
Trustees’ Qualifications and Experience
The Governance Committee is responsible for identifying, evaluating and nominating trustee candidates. The Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the board. Trustees selected to serve on the board are expected to possess relevant skills and experience, time availability and the ability to work well with the other trustees. A trustee’s ability to perform his or her duties effectively may have been attained through the trustee’s executive, business, consulting, and/or legal positions; experience from service as a director/trustee of other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.
The board believes that each of the trustees has the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with each other, Oriental Trust, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of his or her duties. In addition to those qualities and based on each trustee’s experience, qualifications and attributes (including the information above regarding each of the trustees) and the trustees’ combined contributions to the board, following is a brief summary of the information that led to the conclusion that each board member should serve as a trustee.
Mr. Vazquez has served as an independent trustee of the Trust since May 2021. The board believes that Mr. Vazquez’s experience as president of two companies, directorship positions and education in finance, benefits the Fund.
Mr. López has served as an independent trustee of the Trust since May 2021. The board believes that Mr. López’s experience as senior vice president, chief executive officer and president of three companies and various directorship positions benefits the Fund.
Mr. Sigmon has served as an independent trustee of the Trust since May 2021. The board believes that Mr. Sigmon’s knowledge of private equity and investment firms gained through his current and prior employment and board memberships benefits the Fund.
Mr. González has served as an interested trustee of the Trust since January of 2021. The board believes that Mr. González’s previous experience as portfolio manager of the Puerto Rico Diversified Tax Managed Total Return IRA Trust prior to the Fund’s registration under the 1940 Act, in addition to his work with OFG Bancorp, benefits the Fund.

References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out the board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the board by reason thereof.

Trustee Ownership of Fund Shares

No trustee beneficially owned shares of the Fund as of the calendar year ended December 31, 2020, which is before the inception date of the Fund.

Compensation

Independent trustees shall each receive an annual retainer of $16,000 allocated to the Fund. The chair of the Audit Committee and Governance Committee shall receive an additional annual retainer of $1,000 and $500, respectively. In addition, independent trustees receive an $1,000 per meeting fee for attendance at regularly scheduled and special board meetings. For attendance at such meetings by telephone (other than regularly scheduled or special meetings that are held telephonically due to limitations imposed by the COVID-19 pandemic or similar circumstances), independent trustees receive $500 per meeting.

All trustees are reimbursed for expenses in connection with each board meeting attended, with this reimbursement allocated to the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the independent trustees. Set forth below is the estimated rate of compensation to be received by the following independent trustees for the fiscal year ending June 30, 2022.

Name of Person/Position	Aggregate Compensation[2] From the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex[3] Paid to Trustees
Angel E. Vazquez Hernandez Independent Trustee and Governance Committee Chair	$20,500	N/A	N/A		$20,500
Iván C. López Morales Independent Trustee and Audit Committee Chair	$21,000	N/A	N/A		$21,000
Joshua Aaron Sigmon, Independent Trustee	$20,000	N/A	N/A		$20,000
Carlos González, Interested Trustee1 and Portfolio Manager	N/A	N/A	N/A	$	N/A

1	The interested trustee does not receive compensation from the Trust for his service as trustee.
2	Aggregate compensation is comprised of all applicable retainers and meeting fees, but does not include reimbursements for Trustee expenses.
3	The Trust is composed of a single series. The term “Fund Complex” applies only to the Trust, the only one managed by the adviser.
Code of Ethics
The Trust, Oriental Trust and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of Oriental Trust and the principal underwriter to invest in securities that may be purchased or held by the Fund.
Proxy Voting Policies
The board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Oriental Trust. The Investment Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by calling (787) 620-0000 and (2) on the SEC’s website at http://www.sec.gov.
Control Persons, Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of the date of this SAI, the trustees as a group did not own more than 1% of the outstanding shares of the Fund.
Since the Fund was not operational before the date of this SAI, there were no principal shareholders or control persons and the trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.
The Fund’s Investment Team
Oriental Trust, a separately identifiable division of Oriental Bank, located at Oriental Center 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. As of March 31, 2021, Oriental Trust had assets under management of approximately $390.9 million. Oriental Trust is a division of Oriental Bank, which is a subsidiary of OFG Bancorp, a diversified financial holding company and corporation organized under the laws of the Commonwealth of Puerto Rico that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations.

As Investment Adviser, Oriental Trust is responsible for recommending new investments and/or changes in existing investments of the Fund consistent with the investment objectives and policies of the Fund.  Oriental Trust, in executing those transactions, is required to obtain offers to purchase or sell a particular investment unless such security is listed or traded on an exchange in the United States or is traded in the OTC market.

From time to time, Oriental Trust selects various equity investment strategies in order to attain the investment objective of long-term capital appreciation consistent with prudent investment management.  Such strategies include, but are not limited to, large capitalization companies, mid capitalization companies, small capitalization companies, growth companies and value companies.
Under the Advisory Agreement, Oriental Trust is entitled to receive an annual management fee equal to 0.93% of the average net assets of the Fund (including assets purchased with the proceeds of any leverage). The management fee for each calendar month is accrued daily and payable monthly.
Under the Advisory Agreement, Oriental Trust furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments, and pays any compensation for services provided to the Fund by its trustees, officers, employees and/or agents who are affiliated with Oriental Trust or any of its affiliates.
Oriental Trust shall provide the Trust with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Fund, shall furnish continuously an investment program for the Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.
After its initial two-year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the board (or a majority of the outstanding shares of the Fund), and (2) a majority of the trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval and subject to exemptive or other relief granted by the SEC or its staff. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Oriental Trust shall generally supervise and oversee all custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third parties that have contracted with the Trust to provide such services.

Portfolio Manager
The following section provides information regarding the portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund.
Other Accounts Managed by the Portfolio Manager—The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of April 20, 2021. Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Portfolio Manager	Registered Investment Companies (excluding the Fund)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Fund)	Other Pooled Investment Vehicles	Other Accounts
Carlos González	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. The portfolio manager may be presented with the potential conflicts described below.
Oriental Trust
Conflicts of interest may exist between various individuals and entities, including Oriental Trust, Employees, and current or prospective Clients and Investors.  Oriental Trust has policies and procedures that have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest.  Conflicts of interest that involve Oriental Trust and/or its Employees on one hand, and Clients and/or Investors on the other hand, will be fully disclosed and/or resolved in a way that favors the interests of Clients and/or Investors over the interests of Oriental Trust and its Employees.
Compensation Structure and Methods
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s portfolio manager as of the most recent practicable date.
Oriental Trust
Oriental Trust pays the Portfolio Manager through a fixed monthly payment.  The payment is reviewed from time to time.  Oriental trust does not pay a bonus or any performance based or asset based compensation to the Portfolio Manager.
Securities Owned in the Fund by the Portfolio Manager

As of the date of this SAI, the Portfolio Manager did not beneficially own any shares of the Fund, as the Fund had not started operations.
Service Providers
Administrator and Fund Accountant
The Trust has entered into a Master Services Agreement with Ultimus Fund Solutions, LLC (the “Administrator”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, under which the Administrator provides administrative and accounting services necessary for the operation of the Fund, including assistance in the preparation of financial reports to shareholders; reporting Fund performance; support with respect to routine regulatory examinations of the Fund; assistance in preparing Fund expense projections and establishing accruals; arranging for the computation of data, including daily calculation of NAV; preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC; preparation of tax returns; certain accounting, clerical and bookkeeping services; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator also maintains certain books and records of the Trust that are required by applicable federal regulations. The Administrator does not have any responsibility or authority for the management of the Fund or the determination of investment policy. In consideration of the services rendered pursuant to the Fund Administration and Accounting Services Agreement, the Administrator shall be paid fees monthly by the Fund.
Custodian
The Bank of New York Mellon Corporation (the “Custodian”), located at 240 Greenwich Street, New York, NY 10286, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund’s investments. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.
Transfer Agent
Ultimus Fund Solutions, LLC (the “Transfer Agent”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders and disburses dividends and other distributions. The Transfer Agent also maintains certain books and records of the Fund that are required by applicable federal regulations.
Legal Counsel
Stradley Ronon Stevens and Young, LLP, 2000 K Street, NW, Washington, D.C. 20006 and Pietrantoni Mendez & Alvarez LLC, Popular Center 19th Floor, 208 Ponce de León Ave., San Juan, PR 00918 serve as legal counsel to the Trust.
Independent Registered Public Accounting Firm
BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, is the Fund’s independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the Fund’s annual financial statements; (ii) assistance and consultation with SEC filings and (iii) preparation of the annual income tax returns filed on behalf of the Fund.
Execution of Portfolio Transactions and Brokerage
The Advisory Agreement states that the Investment Adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that it shall only direct orders to an affiliated person in accordance with board adopted procedures and/or the 1940 Act. In general, the Investment Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, the Investment Adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Under recent revisions to the EU’s Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, EU investment managers may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by advisers located in the EU and in certain circumstances may result in other advisers (including, potentially, the Fund’s Investment Adviser) reducing or eliminating the use of research paid for with soft dollars as to certain groups of clients or as to all clients, including the Fund.
Subject to such policies as Oriental Trust and the board may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Investment Adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser’s overall responsibilities with respect to the Fund or other advisory clients. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, Oriental Trust or any affiliate of either. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine. The Investment Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.
On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Investment Adviser, it, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Capital Stock
None of the Class P shares, Class T shares, and Class NT shares issued by the Fund have preemptive, conversion, or subscription rights. Each of the class of shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust.
Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund votes on all matters affecting the Fund (e.g., approval of the Advisory Agreement); if additional series are issued, all series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Further, each class of shares of the Fund shall vote separately with respect to any matter that separately affects that class or as required by applicable law. The shares of each class of the Fund have one vote per share and a pro-rata fractional vote for a fraction of a share. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the board in its discretion, or upon demand by the holders of 50% or more of the outstanding shares of the Trust entitled to vote at such meeting, for the purpose of electing or removing trustees.

Class P shares are available through direct investment through IRA Accounts.  To the extent a shareholder reinvests his or her dividends, those shareholders shall have their dividends reinvested in Class T shares, in the case of reinvestment of certain taxable dividends, or in Class NT shares, in the case of reinvestment of certain non-taxable dividends. Each class of shares will represent interests in the same portfolio of investments of the Fund and are identical in all respect to each other class of that Fund. Each class of shares of the Fund are to be sold at net asset value without a sales charge, and no class of shares of the Fund is subject to the payment of any Rule 12b-1 fees. At present, the Fund does not permit conversions or exchanges from one class to another class, although the Fund reserves the right consider such flexibility in the future.  Income, including both realized and unrealized capital gains and losses, and expenses of the Fund shall be allocated to the Fund as a whole.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

Determination of Net Asset Value

The value of each class of the shares of the Fund for purposes of the Sales Price and the Redemption Price will be equal to the net asset value per share of the Fund, as determined by the Fund’s investment adviser.  The determination of the Sales Price is made as of the close of trading (presently 4:00 p.m., New York time) on the NYSE on each Business Day and is accomplished by dividing the net assets (the excess of assets over liabilities) of the Fund by the number of outstanding shares.  The Redemption Price is determined in the same manner as the Sales Price.  A “Business Day” means a day on which commercial banks in the United States are authorized by law to conduct business with the public and the NYSE is open for trading.

The sale of shares by the Fund’s distributor to a shareholder will be made as of the Business Day on which the distributor receives the funds from the shareholder and his or her request to purchase shares.  This means that funds from the shareholder will only be applied to purchase shares on a particular Business Day if the electronic funds transfer, check or money order used to purchase the shares has cleared the bank on which the transfer was made or the check or money order was drawn.  No income will be earned by a shareholder with respect to an investment in the Fund until the sale of shares corresponding to such investment has been made.

Since the Sales Price applicable to shares purchased will be determined as of the Business Day on which funds are available for investment, changes in the net asset value of the Fund occurring during the period in which the electronic funds transfer, check or money order for the purchase of shares has not cleared will be reflected in the Sales Price.  In other words, any decrease in the net asset value of the Fund occurring during this period will decrease the Sales Price and increase the number of shares that the shareholder will receive in connection with such investment in the Fund.  Conversely, any increase in the net asset value of the Fund occurring during this period will increase the Sales Price and decrease the number of share which the shareholder will receive in connection with such investment in the Fund.

The Fund’s assets will be valued by the Fund’s investment adviser based upon market quotations when such quotations are available.  A security listed or traded on any exchange in the United States will be valued at its last sales price on the principal exchange on which it is traded prior to the time the assets of the Fund are valued.  If no sale is reported at that time or the security is traded in the over‑the‑counter (“OTC”) market, the most recent bid will be used for purposes of valuation.
Assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Fund’s investment adviser, pursuant to procedures approved by the Fund’s board. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of the Trust based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to

U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.  These prices may change depending on market conditions.
Shareholders should be aware that the value of the shares at any particular time will depend on, among other factors, the market value of the underlying investments then held by the Fund, determined as described above.  The market value of these underlying investments will fluctuate with various factors, including interest rates, stock market conditions in the United States, economic and fiscal conditions in Puerto Rico, other general economic conditions, and other factors affecting the issuer of any particular investment then held by the Fund.  Therefore, neither the Trustee, the Sponsor, Oriental Trust, the Distributor nor any other person can guarantee the value of the shares at any particular time.  Under certain conditions the value of the shares held by the shareholder may be less than the aggregate amount invested by the shareholder.  Furthermore, the Fund or any other person cannot guarantee or represent that funds received from the sale of shares or derived from income received or investments made by the Fund can be invested or reinvested, as the case may be, at the same rate as that at which assets of the Fund were initially invested, nor that any shareholder will receive any anticipated rate of return while he or she holds shares.
Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.
Purchases and Redemptions of Fund Shares
The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of the Fund shares.
Purchases and Offering of Shares
The Trust has had a continuous offering of its shares since 2021.  The shares have been registered with the U.S. Securities and Exchange Commission under the Securities Act and the 1940 Act.
The public offering price of the shares during the continuous offering is the Sales Price, which is determined by the Fund’s investment adviser on each Business Day.  The number of shares credited to the shareholder will be equal to the cash amount received by the Fund divided by the net asset value per share of the Fund that is applicable on the day the funds are received (the “Sales Price”).  If such day is not a Business Day, the Sales Price will be determined on the next Business Day.  The Sales Price applicable during any given Business Day is the Sales Price calculated as of the close of trading on the NYSE on such Business Day.  Computations will be done to three decimal points.

The Fund reserves the right to limit the sales of shares and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund or its Shareholders. The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend, without notice, the sale of shares to the public in response to conditions in the securities markets or otherwise.
Redemptions in Kind
The Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. Under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of the remaining redemption proceeds in securities with a market value equal to the redemption price (redemption in kind).
The Fund may hold illiquid investments but not more than 15% of the Fund’s assets. As discussed above, for purposes of redemptions in-kind, illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption in accordance with the Trust’s Liquidity Risk Management Program and Redemption In-Kind Policies and Procedures. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
Distributions and Tax Information
Distributions
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually.
The Fund will make a distribution of any undistributed capital gains, if any, at least annually, usually in December. The Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.
The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Distributions will be reinvested in shares of the Fund, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.
Dividends to individual shareholders consisting of Ordinary Dividends (defined below under the heading, “Tax Information”) will be distributed net of the 15% tax imposed by the PR Code, which will be automatically withheld at source by the Fund. All dividend distributions by the Fund to a tax-advantaged account, such as a Puerto Rico tax-qualified retirement plan or IRA account, will be made on a gross basis, without any tax withholding, and will be reinvested automatically in shares of the Fund. Such distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account

On or before February 28 of each year, the Fund will file with the Puerto Rico Treasury Department, and provide a copy to each shareholder, an informative return to report all distributions made to each shareholder during the preceding tax year.
Tax Information
The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussion of the U.S. federal tax consequences in the Prospectus and this SAI are based on US Code and the regulations issued thereunder, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Except where otherwise indicated, the US income tax discussion assumes that the investors are individual U.S. citizens or residents (“US Individuals”), taxable corporations created or organized under the laws of a State of the United States (“US Corporations” and together with US Individuals, the “US Shareholders”)) and taxable corporations organized under the laws of Puerto Rico (“Puerto Rico Corporations”), which are not subject to the controlled foreign corporation regime or the passive foreign investment company rules of the US Code. This discussion further assumes that no US Shareholder will hold directly, indirectly or by attribution 10% or more of the shares of the Fund.
The Puerto Rico tax discussion is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder, the administrative pronouncements issued by the Puerto Rico Treasury Department (the “PRTD”), the Municipal Code and the regulations promulgated thereunder and Act 93-2013.  The Puerto Rico tax discussion assumes that (i) the Fund will meet the requirements of PR Code Section 1112.01 and the 1940 Act, (ii) all individual investors are US citizens, and (ii) no investor will be subject to special rules of taxation, such as partnerships or entities that are treated as partnerships for Puerto Rico income tax purposes, “Special Partnerships,” “Subchapter E Corporations” (Corporations of Individuals), life insurance companies, registered investment companies, tax exempt organizations, estates and trusts.
No attempt has been made to discuss all Puerto Rico and U.S. federal income or other tax matters that may affect the Fund or its investors. The statements that follow are based on the existing provisions of the US and PR statutes and regulations above mentioned, and the corresponding judicial decisions and administrative pronouncements issued by the pertinent governmental agencies, all of which are subject to change (even with retroactive effect).  A prospective investor should be aware that the conclusions set forth herein are not binding on the PRTD, any municipality or Puerto Rico governmental agency, the IRS and the courts. Accordingly, there can be no assurance that such conclusions, if challenged, will be sustained.
For purposes of the following Puerto Rico tax discussion, the term "Foreign Corporation" is used to refer to a corporation organized under the laws of a jurisdiction other than Puerto Rico.
Puerto Rico Taxation of the Fund
Income Taxes. As an investment company (i) organized in Puerto Rico, (ii) with its principal office in Puerto Rico, and (iii) registered with the SEC under the 1940 Act, the Fund will be treated as a registered investment company under Section 1112.01 of the PR Code. As such, the Fund will be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the PR Code (the “90% Distribution Requirement”).  In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code.  The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.
Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, stocks, bonds, notes and other securities, debt instruments or obligations (collectively, “Securities) issued by Puerto Rico and Foreign entities are exempt from property taxes imposed by the Municipal Code.
Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund, are not subject to municipal license taxes; provided that they are registered under Act 93-2013.  Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of PR Treasury Determination 19-04 should be constructed as exempting the Fund from the municipal license tax imposed by the Municipal Code.
Puerto Rico Taxation of Fund Shareholders
Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.
Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are taxable as long-term capital gains regardless of how long the shares of the Fund have been held by the shareholder.  Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15% (subject to the alternate basic tax discussed below), in the case of individuals that are bona fide residents of Puerto Rico (“Individual PR Residents”), and for the alternative 20% income tax rate, in the case of Puerto Rico Corporations.
A dividend distributed by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend” if made out of earnings and profits attributable to income that is included in gross income by the Fund for Puerto Rico income taxes and subject to Puerto Rico income tax under the PR Code.
Ordinary Dividends and Capital Gain Dividends received by Individual PR Residents and Puerto Rico Corporations are included in income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be) regardless of whether they are reinvested in additional shares of the Fund pursuant to the Fund’s dividend reinvestment plan (if and when such plan is established).  Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to a shareholder to the extent of the shareholders basis in the shares of the Fund, and any excess will be treated as a gain from the sale or exchange of such shares and subject to the tax consequences described below under Sale, Exchange or Other Disposition of the shares of the Fund.
Ordinary Dividends received by Individual PR Residents will be subject to a 15% preferential tax (subject to the alternate basic tax discussed below) to be withheld at source, rather than to the regular tax on ordinary income. Upon filing a Puerto Rico income tax return, the Individual PR Residents may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes. By purchasing the shares of the Fund, each Individual PR Resident will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.
An Ordinary Dividend received by a Puerto Rico Corporation will be subject to regular and alternative minimum tax.  An Ordinary Dividend received by a Puerto Rico Corporation will qualify for 85% dividends received deduction.  Puerto Rico Corporations will not be eligible for the 15% preferential tax applicable in the case of Individual PR Residents.

Alternate Basic Tax.   Individual PR Residents are subject to alternate basic tax if their regular tax liability is less than the alternate basic tax liability.  The alternate basic tax applies with respect to Individual PR Residents that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income.  The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Individual PR Residents on the sale, exchange or other taxable disposition of the shares of the Fund.
Puerto Rico Tax-qualified retirement plans and IRAs. Tax-qualified retirement plans and IRA accounts will not be subject to income taxation on Ordinary Dividends, Capital Gain Dividends and gains recognized from the sale, exchange or disposition of the shares of the Fund.

Income derived by IRA accounts from their shares of the Fund, and distributions by IRA trusts to IRA account beneficiaries, will be subject to the tax treatment afforded under the PR Code to IRA trusts and their beneficiaries, as disclosed in the offering documents for each IRA trust.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico. By purchasing the shares of the Fund, each individual investor not resident of Puerto Rico will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

Foreign Corporations.  The income taxation of Ordinary Dividends and Capital Gain Dividends paid by the Fund to a foreign corporation will depend on whether or not the foreign corporation is engaged in a trade or business in Puerto Rico in the taxable year of the dividend.

A foreign corporation that is not engaged in a trade or business in Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the income tax rate of 10% and no PR income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico.

Foreign corporations that are engaged in trade or business in Puerto Rico are subject to the applicable regular Puerto Rico corporate income tax rates on their net income that is effectively connected with the active conduct of a trade or business in Puerto Rico.  This income will include all net income from sources within Puerto Rico, such as the Ordinary Dividends, and certain items of net income from sources outside Puerto Rico that are effectively connected with the active conduct of a trade or business in Puerto Rico, which may include Capital Gain Dividends in the case of foreign corporations engaged in a financing, lending or trading business in Puerto Rico. Such net income would be subject to the same rules applicable to Puerto Rico Corporations (including the dividends received deduction and 20% preferential tax on capital gains, discussed above).  In general, foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax at gradual corporate income tax rates that range from 18.5% to 37.5%, plus a 10% branch profits tax.
Sale, Exchange or Other Disposition of the shares of the Fund. Gain recognized by a shareholder from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares in the Fund will be treated as a capital gain for shareholders who hold such shares as a capital asset and as a long-term capital gain if such shares have been held by the shareholder for more than one (1) year prior to such sale or exchange.  Long-term capital gains recognized by Individual PR Residents, on the sale, exchange or other disposition of their shares in the Fund will be subject to a 15% income tax rate.  Alternatively, the Individual PR Residents may elect to include such long-term capital gains as ordinary income and be subject to the regular income tax rates imposed under the PR Code.  Long-term capital gains recognized by a Puerto Rico Corporation on the sale, exchange or other disposition of its shares in the Fund will be subject to an alternative 20% income tax rate.  Losses from the sale, exchange or other disposition of shares in the Fund that constitute capital assets in the hands of Individual PR Residents or Puerto Rico Corporations are deductible only to the extent of gains recognized by such shareholders from the sale, exchange or other disposition of capital assets.  Individual PR Residents may also deduct up to $1,000 of such capital losses against ordinary income and the balance can be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years, provided, however, that the deduction may not exceed 90% of such capital gains.  The deduction by Puerto Rico Corporations for losses carried over to subsequent taxable years is limited to 90% of the amount of capital gains.
Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico should not be subject to Puerto Rico income tax on the sale or exchange of shares of the Fund because such gain constitutes income from sources outside Puerto Rico.
Foreign Corporations. Foreign corporations that are not engaged in a trade or business in Puerto Rico will not be subject to Puerto Rico income tax on any capital gain realized on the sale or exchange of shares of the Fund because such gains should constitute income from sources outside Puerto Rico. A foreign corporation that is engaged in a financing, banking or trading business in Puerto Rico will generally be subject to Puerto Rico corporate income tax on any gain realized on the sale or exchange of shares of the Fund because such gain should be treated as effectively connected with such trade or business in Puerto Rico. Any such gain should be eligible for the alternative tax of 20% if it qualifies as a long-term capital gain. In general, a foreign corporation that is engaged in a trade or business in Puerto Rico will also be subject to a 10% branch profits tax.

Estate and Gift Taxes.  Estate and gift taxes imposed by the PR Code have been repealed with respect to transfers by inheritance or gift occurring after December 31, 2017, respectively.

Municipal License Taxes. Under the Municipal Code, all dividends distributed by the Fund to Puerto Rico Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of such shareholders that are engaged in a financial business, or of up to 0.5%, in the case of such shareholders engaged in non-financial businesses. Individual investors should not be subject to a municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the shares of the Fund should be exempt from Puerto Rico personal property taxes in the hands of the Fund shareholders.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and its shareholders and is not intended as tax advice or to address a shareholder’s particular circumstances.  Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.
United States Taxation of the Fund

Income Taxes. Based on certain representations made by the Fund, under current United States federal income tax law, the Fund should not be engaged in a U.S. trade or business.  Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”) are not subject to United States federal income taxation.  Moreover, as an investment trust organized under Puerto Rico law treated as a foreign corporation not engaged in trade or business under the US Code, the Fund will only be subject to United States federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund will be subject to withholding of United States federal income tax at a 10% gross rate on U.S. source dividends (if certain conditions are met) and at a 30% gross rate on such other U.S. source income.  If the Fund ultimately is found to be engaged in a U.S. trade or business, it would be subject to U.S. corporate income tax at the regular rates applicable to corporations (currently 21%) on that part of its net income that is effectively connected with such business and, in addition, to a branch profits tax (which generally is imposed on a foreign corporation upon the repatriation outside of the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate on its earnings and profits attributable to such effectively connected income, subject to a number of statutory adjustments.

Sections 1471-1474 of the US Code (commonly known as “FATCA”) impose a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities”

unless certain certification and reporting requirements are satisfied.  In the case of most payments of U.S. source income, the 30% withholding applies to interest and other periodic payments made after June 30, 2014.  Regulations issued under FATCA (the “FATCA Regulations”) treat the Fund as a “non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS.

Under the FATCA Regulations, the Fund would not have to provide the required information only if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the US Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund.  If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the US Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax.  By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements, authorizes the Fund to redeem his or her shares if it fails to timely provide such information or certifications and agrees to indemnify the Fund from any tax withheld due to such investors failure to timely provide the information required under FATCA.
Prospective investors should consult with their own tax advisers regarding these matters and similar disclosure requirements as they apply to them.
United States Taxation of Fund Shareholders

Income Taxes.  The Fund will be treated as a foreign corporation not engaged in US trade or business under the US Code and dividends paid by the Fund will generally have a Puerto Rico source rather than a US source classification.

In general, Fund’s distributions to US Shareholders will be taxable for US federal income tax purposes, regardless of whether they are received in cash or reinvested in Fund shares, and will be subject to the passive foreign investment company (“PFIC”) rules described below. Gains from the sale of the shares of the Fund will also be taxable under the US Code and subject to the PFIC rules.

Puerto Rico Corporations that are not engaged in a U.S. trade or business should not be subject to US taxation on dividends received from the Fund and on gains from the sale or exchange of their shares in the Fund.

Under US Code Sections 933 and 937, and the regulations thereunder, Individual PR Residents who own, directly or indirectly, less than 10% of the total shares of the Fund will not be subject to United States income taxation on dividends received from the Fund.  Also, Individual PR Residents will not be subject to United States income taxation on gains from the sale or exchange of their shares of the Fund.  However, these shareholders will not generally be allowed a tax deduction for any amount allocable to or chargeable against amounts so excluded from the Individual PR Residents’ gross income.

In the case of Individual PR Residents who own, directly or indirectly, at least 10% of the total shares of the Funds, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico and exempt for U.S. federal income taxes. For these shareholders, the Puerto Rico source ratio of any dividend from the Fund shall be a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the testing period and the denominator of which equals the total gross income of the Fund for the testing period.  The term “testing period” as used herein means the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years).  In the case of these shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) will be subject to United States income taxation, including the PFIC rules described below.

Individual PR Residents should consult their tax advisers to determine if under the provisions of Section 937 of the US Code and the regulations promulgated thereunder, they meet the direct or indirect 10% ownership requirement described above since certain attribution rules apply for purposes of determining such 10% ownership requirement.

If after consulting his or her tax adviser, an Individual PR Residents determines that he or she is a 10% shareholder of the Fund, such shareholder must contact the investment adviser to get the necessary information to determine which part of the dividend received by him or her is from sources other than Puerto Rico.
Notwithstanding the foregoing, Individual PR Residents should also note that Section 937(b) of the US Code include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”).  Under the regulations, income received pursuant to a conduit arrangement from United States sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources.  In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the United States.  We understand, however, that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by governmental authorities and, therefore, dividends paid by the Fund should be sourced by the general sourcing rules, which will treat such distributions as income from Puerto Rico sources.

Under current United States federal income tax law, the Fund will likely be treated as a PFIC.  Under the PFIC rules, a Fund shareholder that is a US Shareholder (i.e., a U.S. a citizen or resident of the United States, a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the United States) and that disposes of its PFIC stock at a gain is treated as receiving an excess distribution equal to such gain. In addition, if a US shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the US shareholder has not held the stock for three years), the US shareholder is treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over the US shareholder’s holding period for the shares of the Fund, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, US shareholders may, in certain circumstances, elect a mark-to-market treatment with respect to their shares in the Fund.

Under a proposed US Code regulation, Individual PR Residents are subject to the PFIC rules described above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico, is allocated to a taxable year during which the Individual PR Residents held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or is treated as a dividend from United States sources under the rules of US Code Section 933 and 937 described above.  The portion of the excess distribution or gain considered to be Puerto Rico source income should not be subject to U.S. federal income tax pursuant to US Code Section 933.

Individual shareholders of a PFIC, such as the Fund, who are, among others, United States citizens, must file an annual report (IRS Form 8621) containing such information as the Secretary of the Treasury may require, unless an exemption from such filing requirement applies.

Estate and Gift Taxes. The transfer of shares of the Fund by death or gift by an Individual PR Resident will not be subject to estate and gift taxes imposed by the US Code if such individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the US Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the shareholders and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to United States federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

State and Local Taxes.  Distributions of Ordinary Dividends and Capital Gains dividends, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes.    You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Distributor
The Fund’s distributor, and any broker or dealer as may be authorized by it from time to time, will act as the distributors of the shares.  The distributors will solicit subscriptions for the shares during the offering period.
Oriental Financial Services LLC, located at 254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, acts as principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement (the “Distribution Agreement”) between Oriental Financial Services LLC and the Fund, Oriental Financial Services LLC acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Fund’s shares. Oriental Financial Services LLC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
After its two-year initial term, the Distribution Agreement between the Trust and Oriental Financial Services LLC continues in effect only if such continuance is specifically approved at least annually by the board or the vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the independent trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the board, including a majority of the independent trustees, or by Oriental Financial Services LLC on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Financial Statements
Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements will be included in the Fund’s semiannual and annual reports submitted to shareholders. The annual financial statements will be audited by BBD, LLP, the Fund’s independent registered public accounting firm.
The audited seed money financial statements of the Fund can be found below. Copies of the Fund’s annual and semi-annual reports to shareholders, once filed, may be obtained upon request and without charge by calling the Fund at (787) 620-0000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustee of DGI Investment Trust
and the Shareholder of DGI Balanced Fund

Opinion on the Financial Statement
We have audited the accompanying statement of assets and liabilities of DGI Balanced Fund, a series of shares of beneficial interest in DGI Investment Trust (the “Fund”), as of May 18, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of May 18, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Fund since 2021.

Philadelphia, Pennsylvania
May 18, 2021

DGI BALANCED FUND

FINANCIAL STATEMENTS
May 18, 2021

DGI BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

May 18, 2021

ASSETS	$100,000
Cash	96,576
Deferred Offering Costs	196,576
Total Assets

LIABILITIES
Accrued Offering Costs	96,576
Total Liabilities	96,576

NET ASSETS	$100,000

At May 18, 2021, the components of net assets were as follows:

Paid-in capital	$100,000

CLASS P SHARES:
Shares of beneficial interest outstanding	100,000

Net asset value and maximum offering price per share
$1.00
See notes to financial statements.

DGI BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

May 18, 2021

(1)          ORGANIZATION

The DGI Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of DGI Investment Trust (the “Trust”), a collective investment trust formed and organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) pursuant to a certain Deed of Constitution of Trust, dated January 28, 2021, as amended and restated from time to time (the “Deed of Trust”). The Trust is a newly formed investment vehicle designed to replace the investment activities of the Puerto Rico Diversified Tax Managed Total Return IRA Trust.

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund engages in a continuous offering of its shares and is principally intended to be an investment option for individual retirement accounts (“IRA”) under the laws of the Commonwealth of Puerto Rico. The Fund has a primary investment objective of long-term capital appreciation and current income.

The Fund had no operations until May 18, 2021, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased the initial shares at $1.00 per share on May 18, 2021.

(2)          SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update (“ASU”) 2013-08.

Organizational and Offering Costs

Organizational costs of $110,346 were charged to expenses of the Puerto Rico Diversified Tax Managed Total Return IRA Trust prior to the conversion. Offering costs of $96,576 incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12-month period using the straight-line method.

DGI BALANCED FUND

NOTES TO FINANCIAL STATEMENTS, continued
May 18, 2021

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Tax Information

The Fund will not qualify as a regulated investment company under Subchapter M of the US Code. The Fund is intended solely for residents of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)          INVESTMENT ADVISORY AND AFFILIATES

Oriental Trust, a separately identifiable division of Oriental Bank, acts as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Fund. Under the Advisory Agreement, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 0.93% of its average daily net assets.

(4)           SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The audited financial statements for the Puerto Rico Diversified Tax Managed Total Return IRA Trust for the fiscal year ended June 30, 2020, which are provided in accordance with Rule 6-11 of Regulation S-X, and the unaudited, interim financial statements for that trust for the nine-month period ended March 31, 2021, which are provide in accordance with Rule 3-18 of Regulation S-X, are provided below:

Table of Contents

Independent Auditors’ Report	B-56

Financial Statements:

Statement of Net Assets	B-58

Schedule of Investments	B-59

Statement of Operations	B-60

Statement of Changes in Net Assets	B-61

Financial Highlights	B-62

Notes to Financial Statements	B-63

INDEPENDENT AUDITORS' REPORT

To the Trustee and Unitholders
Puerto Rico Diversified Tax Managed Total Return IRA Trust

We have audited the accompanying financial statements of Puerto Rico Diversified Tax Managed Total Return IRA Trust (the Trust), which comprise the statement of net assets, including the schedule of investments, as of June 30, 2020, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the Trust’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

To the Trustee and Unitholders
Puerto Rico Diversified Tax Managed Total Return IRA Trust

Opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Puerto Rico Diversified Tax Managed Total Return IRA Trust as of June 30, 2020, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Other Information

As discussed in Note 9, the financial statements were restated to reclassify reinvested distributions to participants from the statement of operations to a separate component of the statement of changes in net assets.

Our opinion on the financial statements is not modified with respect to this matter

San Juan, Puerto Rico
March 24, 2021, except for Notes 9 and 10 as to which date is May 14, 2021
License No. LLC-322
Expires December 1, 2023

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Statement of Net Assets

June 30, 2020

Assets

Assets:
Investments, at fair value (identified cost - $318,986,420)	$ 347,451,348
Cash and cash equivalents	6,390,172
Interest and dividends receivable	793,868
Other assets	283,975

Total assets	354,919,363

Liabilities and Net Assets

Liabilities:
Securities sold under agreements to repurchase	15,931,024
Management, trustee and investment advisory fee payable	556,833
Accounts payable and accrued liabilities	236,469
Federal income tax payable	121,696

Total liabilities	16,846,022

Net assets	$ 338,073,341

Net asset value per unit (based on 31,293,597 units outstanding at June 30, 2020)	$ 10.80

See notes to financial statements

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Schedule of Investments
June 30, 2020

	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Market Value	Percentage of Net Assets
Fixed income securities:
Mortgage-backed securities:
GNMA:
Other GNMA Pools	$141,587,102	0 - 9.50%	Various	$ 144,163,847	$ 154,578,141	45.72%

FNMA and FHLMC:
Other FNMA Pools	61,550,566	2.50 - 8.50%	Various	61,130,630	64,174,567	18.98%

Money Market Funds:
Other Money Market Funds	2,246,913	Various	Various	498,976	2,239,648	0.67%

Total Fixed Income Securities				$ 205,793,453	$ 220,992,356	65.37%

			Shares
Equity securities:
Common stocks:
Financial services:
Popular Inc			75,000	1,413,420	2,787,750
OFG Bancorp			480,000	6,312,489	6,417,600
iShares MSCI EAFE Index			148,000	8,312,243	8,479,191
iShares MSCI Emerging Markets Index			160,000	6,698,436	6,398,400
SPDR S&P China ETF			30,500	1,996,295	3,200,060
Vanguard Emerging Markets ETF			201,000	8,531,775	7,961,610
Vanguard European ETF			156,000	8,089,976	7,851,480
Other**				69,350,131	80,763,864
Total common stocks				110,704,765	123,859,955	36.64%
Preferred stock:
OFG Bancorp PFD A 7%			4,990	101,409	121,008
OFG Bancorp PFD A 7.125%			98,468	2,386,793	2,478,030
Total preferred stocks				2,488,202	2,599,038	0.76%

Total Equity Securities				113,192,967	126,458,993	37.40%

Total investments				$ 318,986,420	347,451,348	102.77%

Other assets					7,468,015
Total assets					354,919,363	104.98%
Total liabilities					16,846,022	4.98%
Net assets					$ 338,073,341	100.00%

**Balance is comprised of common stock issued by U.S. companies operating in a diversity of industries. None of the investments in any company exceeds $1,500,000.

See notes to financial statements

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Statement of Operations

Year Ended June 30, 2020

Investment income:
Interest income	$ 4,466,464
Dividend income	1,842,918

Total investment income	6,309,382

Expenses:
Management, trustee and advisory service fees	7,007,781
Interest expense	232,458
Other expenses	1,331,755

Total expenses	8,571,994

Net investment loss	(2,262,612)

Net realized gain on sale of investments	6,520,706

Increase in unrealized appreciation on investments	1,749,600

Net realized gain and net unrealized appreciation on investments	8,270,306

Net increase in net assets resulting from operations	$ 6,007,694

See notes to financial statements

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Statement of Changes in Net Assets

Year Ended June 30, 2020

Increase (decrease) in net assets:

Operations:

Net investment loss	$ (2,262,612)
Net realized gain on sale of investments	6,520,706
Decrease in unrealized appreciation on investments	1,749,600

Net increase in net assets resulting from operations	6,007,694

Capital unit transactions:

Net proceeds from issuance of units	21,292,302
Cost of units redeemed	(32,566,582)

Net decrease in net assets derived from capital unit transactions	(11,274,280)

Reinvested distributions	(10,959,398)

Total decrease in net assets	(16,225,984)

Balance at June 30, 2019	354,299,325
Balance at June 30, 2020	$ 338,073,341

See notes to financial statements

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Financial Highlights

Year Ended June 30, 2020

Per share operating performance:

Net asset value, beginning of year	$ 10.96
Income (loss) from investment operations:
Net investment income *	(0.07)
Net realized and unrealized gain on investments *	0.26

Total loss from investment operations	0.19

Less: Reinvested distributions*	(0.35)

Net asset value, end of year	$ 10.80

Total investment return	-1.44%

Ratios to average net assets:

Expenses, excluding interest expense **	2.45%
Interest expense **	0.07%
Net investment loss **	-0.67%

Net assets, end of year (in thousands):	$ 338,073

Leverage (in thousands):

Amount of securities sold under agreements to repurchase
outstanding at end of year	$ 15,931
Average amount of securities sold under agreements to repurchase
outstanding during the year	39,741
Average amount of securities sold under agreements to repurchase
per outstanding units at end of year	1.27

* Based on 31,383,616 average units during the fiscal year ended June 30, 2020.

** Based on $340,175,079 average net assets during the fiscal year ended June 30, 2020.

See notes to financial statements

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements

June 30, 2020

Note 1 -	Organization and summary of significant accounting policies

Organization

The Puerto Rico Diversified Tax Managed Total Return IRA Trust (the Trust) is as an open-end unit investment common trust fund. It was established for the benefit of qualified participants who open individual retirement accounts (IRAs) with the Trust in accordance with the terms and conditions of the relevant sections of the Puerto Rico Internal Revenue Code of 2011, as amended (PRIRC). This investment vehicle provides individuals with principal residence in Puerto Rico with the tax benefits of an IRA and the potential for attaining the investment objectives of the Trust, which are to seek long-term capital appreciation and current income. The Trust offers the participants an opportunity to acquire an interest in the Trust's investments in a diversified portfolio of equity and fixed income securities. Oriental Trust (the Trustee), a department of Oriental Bank (OB), is the trustee, settler, sponsor, and investment advisor of the Trust.

The Trust must comply with the investment requirements of the PRIRC for IRA trusts in Puerto Rico as follows: 1) the Trust must invest at least 66% of its assets in Puerto Rico assets, as defined, including stock of companies registered in the Puerto Rico Stock Market Index; and 2) the Trust may invest up to 33% of its assets in debt and equity securities issued in the United States of America. Notwithstanding the above, the Trust must invest at least 34% of its assets in securities issued by the Puerto Rico government and its instrumentalities and/or mortgage loans issued to finance the acquisition of real estate in Puerto Rico.

The United States Economic Growth, Regulatory Relief, and Consumer Protection Act became Public Law No. 115-174 on May 24, 2018 to promote economic growth, provide tailored regulatory relief, and enhance consumer protections, and for other purposes. Under Section 506 of Title V, Encouraging Capital Formation, Section 6(a)(1) of the Investment Company Act of 1940 is amended to apply the Act to investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. This amendment shall be effective 3 years after the date of enactment of this Act, or May 24, 2021, unless the Securities and Exchange Commission would extend such period through law or regulation.  The Trust is expected to cease acting as an investment company in light of these requirements and to continue solely as a trust qualified under the Puerto Rico Internal Revenue Code to establish and maintain individual retirement accounts.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 1 -	Organization and summary of significant accounting policies – (continued)

Organization – (continued)

The following is a summary of significant accounting policies followed by the Trust:

Basis of presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Cash equivalents

Cash equivalents consist of money market fund and certificates of deposit with an initial term of less than three months and money market. The Trust considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Valuation of Investments

A security listed or traded on any exchange in the United States of America is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported or the security is traded in the over-the-counter market, the fair value is based on the most recent quoted bid price. The valuation of debt securities is based on the average of quotations provided by dealers or by pricing services, which were approved by the Trust's management, including the Trustee. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluation of their staff. The valuation in either case is based on information concerning market transactions and quotations from dealers, which reflect the bid of overall market on the pricing date. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustee.

The net asset value of the Trust's units will fluctuate with interest rate changes as well as with price changes of the Trust's investment portfolio. Investments in the financial statements are recorded at their fair value as of June 30, 2020. Fluctuations in fair value subsequent to June 30, 2020 are not reflected in these financial statements.

Investment transactions

Investment transactions are recorded on a trade-date basis. Differences between cost and market values are reflected as unrealized appreciation or depreciation on investments. The Trust uses the identified-cost method for determining realized gains or losses on investments.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 1 -	Organization and summary of significant accounting policies – (continued)

Investment transactions – (continued)

Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on fixed income securities are amortized or accreted using the interest-yield method.

Financial instruments

Certain financial instruments including investment are recorded at fair value and gains and losses are recorded through operations. Fair values are based on listed market prices, if available. If listed market prices are not available, fair value is determined based on other relevant factors, including price quotations for similar instruments.

The Trust determines the fair value of its financial instruments based on the Fair Value Measurement framework, which establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Securities sold under agreements to repurchase

Under repurchase agreements, the Trust sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Trust enters into these agreements require delivery of collateral. The Trust retains effective control of the underlying securities; accordingly, these transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Trust. The counterparties to the contracts generally have the right to repledge the securities received as collateral.

Taxation

The Trust is exempt from Puerto Rico income tax and Puerto Rico municipal license tax, provided that certain qualification and distribution requirements are met, and a certain election is made. Additionally, the fixed income and equity investments of the Trust are exempt from Puerto Rico personal property taxes. The Trust is exempt from United States income taxes, if certain conditions are met, except for dividends and certain interest received from United States sources, which are subject to a 10% tax.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 1 -	Organization and summary of significant accounting policies – (continued)

Unit issues and redemptions

In accordance with the terms of the plan of the Trust, a net asset value (NAV) per share is determined as of the end of each day. Participations are issued at the NAV per unit as of the end of the day in which units are purchased. Participations are redeemed at the NAV per unit determined as of the end of the day in which the liquidation is requested. Redemptions are paid within 15 days after the end of the month in which they are requested.

Concentration of credit risk

Credit risk represents the loss that would be recognized at the reporting date if counterparties failed to perform as contracted. Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentrations of credit risk arise from the Trust's investment securities in relation to the location of issuers. For calculation of concentration of credit risk, all securities guaranteed by the U.S. government or any of its subdivisions, GNMA, FNMA and FHLMC are excluded. On June 30, 2020, the Trust had equity securities amounting to approximately $11.8 million, which were issued by entities located in the Commonwealth of Puerto Rico.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -	Management and advisory service fees and trustee expenses

Investment advisory, trustee, and administrative fees

The Trustee provides investment advisory services such as investment research, advice, and supervision and participates in the distribution of the units of the Trust. The Trustee charges an annual investment advisory fee of 0.93%, computed on the Trust's average monthly assets at fair value, excluding any cash and securities purchased under agreements to resell.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 2 -	Management and advisory service fees and trustee expenses – (continued)

Investment advisory, trustee, and administrative fees – (continued)

The Trustee in turn entered into investment management agreements with respect to the Trust's equity investments in the United States of America with three separate investment managers for an annual additional fee not to exceed 0.75% of the total assets held in each portfolio.

The Trustee provides the overall supervision of the operations of the Trust, which includes maintaining custody of the assets, valuing the units of the Trust to determine sales and redemption prices, maintaining record books, and executing portfolio transactions. The Trustee charges an annual trustee fee of 0.36% and an administrative fee equal to 0.26% of the Trust's average monthly assets at fair value, excluding any cash and securities purchased under agreements to resell.

During the year ended June 30, 2020, the fees incurred by the Trust to the Trustee for the services described above amounted to $6,122,759 and $885,022 to investment managers contracted by the Trustee.

Trustee expenses

In addition, from the income generated by the Trust, the Trustee is reimbursed for the following expenses paid by the Trustee for the benefit of the Trust: accounting, legal, and registration fees; advertising, promotion, courier, mailing, stationery, and printing expenses; broker commissions; and other outside services provided to the Trust. Notwithstanding the above, any expenses, including legal and actuarial fees, incurred by the Trustee in the event of a dispute as to entitlement to participation by beneficiaries and heirs, or election of a periodic option payment requiring actuarial computations, will be charged to the IRA of the related participant.

During the year ended June 30, 2020, expenses reimbursed to the Trustee amounted to $842,692.

Note 3 -	Investments

Substantially all the Trust's investments in debt securities mature after 10 years from the date of the statement of net assets. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Accordingly, the Trust is subject to interest rate risk on its fixed income investments. The Trust is also subject to market risk on its investments in equity securities.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 4 -	Securities sold under agreements to repurchase

Reverse
Repos
(In thousands)
Balance at end of year	$ 15,931
Fair value of collateral at end of year	15,931

Weighted average interest rate at end of year	1.54%

Maximum aggregate balance outstanding at any month-end during the year
59,064
Average balance outstanding during the year	39,741

Average interest rate during the year	1.72%

At June 30, 2020, interest rates on reverse repos ranged from 0.25% to 2.60% with maturities up to July 27, 2020.

Note 5 -	Fair value measurements

The fair value measurement framework defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This framework also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The framework describes three levels of inputs that may be used to measure fair value:

Level 1 – Asset and liabilities include equity securities that are traded in an active exchange market, as well as certain U.S. Treasury and other U.S. government agency securities that are traded by dealers or brokers in active markets. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 5 -	Fair value measurements – (continued)

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include (i) mortgage-backed securities for which the fair value is estimated based on valuations obtained from third-party pricing services for identical or comparable assets, (ii) debt securities with quoted prices that are traded less frequently than exchange-traded instruments and (iii) derivative contracts and financial liabilities (e.g. callable 12 brokered CDs and medium-term notes) elected for fair value option under the fair value measurement framework, whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, for which the determination of fair value requires significant management judgment or estimation. Assets and liabilities measured at fair value on a recurring basis, including financial liabilities for which the Trust has elected the fair value option, are summarized below:

The following table sets forth by level, within the fair value hierarchy, the Trust’s assets at fair value as of June 30, 2020:

Fair Value Measurements

	Level 1	Level 2	Level 3	Total
Fixed income securities	$ -	$ 220,992,355	$ -	$ 220,992,355
Equity securities	126,458,993	-	-	126,458,993
Total investments	$ 126,458,993	$ 220,992,355	$ -	$ 347,451,348

The information about the estimated fair value of financial instruments required by accounting principles generally accepted (GAAP) is presented hereunder. The aggregate fair value amounts presented do not necessarily represent management's estimate of the underlying value of the Trust.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 5 -	Fair value measurements – (continued)

The estimated fair value is subjective in nature and involves uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could affect these fair value estimates. The fair value estimates do not take into consideration the value of future business and the value of assets and liabilities that are not financial instruments.

As of June 30, 2020, the estimated fair value of financial instruments approximates their carrying value.

The following methods and assumptions were used to estimate the fair values of significant financial instruments at June 30, 2020:

•
Cash and cash equivalents, accounts receivable for investment securities sold, interest and dividend receivable, accounts receivable from capital units sold, interest payable, accounts payable for investment securities purchased and accounts payable and other liabilities have been valued at the carrying amounts reflected in the statement of assets and liabilities as these are reasonable estimates of fair value given the short-term nature of the instruments.

•
The fair value of investments is estimated based on bid quotations from securities dealers. If a quoted market price is not available, fair value is estimated using either quoted market prices for similar securities, valuations provided by securities dealers, valuations provided by third parties based on their models, and internal valuations based on external models that have been evaluated and adopted by management.

•
For short-term notes, the carrying amount is considered a reasonable estimate of fair value. When applicable, the fair value of long-term borrowings is based on the discounted value of the contractual cash flows, using current estimated market discount rates for borrowings with similar terms and remaining maturities dates.

Note 6 - Related-party transactions

Certain fees paid to the Trustee are disclosed in Note 2. The Trustee also may charge an early redemption fee as described further in the Trust's Prospectus.

The Trust may purchase investments from or through OB and its affiliates (the Trustee Affiliates) and may sell investments to the Trustee Affiliates. The Trustee Affiliates may realize profits or sustain losses equal to any difference between the price at which they buy the investments and the price at which they sell the investments to the Trust.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 6 - Related-party transactions – (continued)

The Trust invests in equity securities issued by OFG Bancorp (OFG), parent company of OB. As of June 30, 2020, the Trust had:
	Shares	Cost	Market value

Preferred stock, at end of year	103,458	$ 2,488,202	$ 2,599,038
Equity stock, at end of year	480,000	6,312,489	6,417,600

Note 7 - Capital unit transactions

Transactions in units during the year ended June 30, 2020 were as follows:

	Units	Amount

Units sold	1,961,068	$ 21,292,302
Units redeemed	(2,990,378)	(32,566,582)

Net decrease	(1,029,310)	$(11,274,280)

Shares outstanding
Beginning of year	32,322,907
End of year	31,293,597

Note 8 - Coronavirus Disease (COVID-19)

In March 2020, the World Health Organization declared the coronavirus disease COVID-19 a global pandemic. This highly contagious disease has spread across the world and is currently affecting the world’s economy and financial markets, which may result in a significant economic downturn. In addition, local authorities have recommended social distancing and imposed quarantine and isolation measures on large portions of the population, including mandatory business closures, restrictions on non-essential services and manufacturing, and enforced business lockdowns and curfews, which may result in disruptions of many businesses’ operations and a reduced availability of certain services. As of the date of this report, the Trust’s operations have not been significantly affected by the pandemic; however, its potential effect for future periods, if any, cannot be reasonably estimated at this time.

Puerto Rico Diversified Tax Managed Total Return IRA Trust

Notes to Financial Statements (Continued)

June 30, 2020

Note 9 - Restatement

Subsequent to the issuance of the financial statements, it was noted that reinvested distributions to participants had been presented as part of expenses, instead of a separate component of changes in net assets. Additionally, interest expense previously netted with interest income was reclassified to expenses. As such, these corrections had no effect on net assets as of June 30, 2020.

Note 10 - Subsequent events

The Trust has evaluated the impact of subsequent events through March 24, 2021, except for Note 9 as to which the date is May 14, 2021 which is the date these financial statements were available to be issued. No events have occurred subsequent to the statement of assets and liabilities and to the date financial statements were available to be issued, that would require additional adjustment, to or disclosure in the financial statements.

*****

Puerto Rico Diversified Tax Managed
Total Return IRA Trust

Financial Statements

March 31, 2021
(Unaudited)

Puerto Rico Diversified Tax Managed Total Return IRA Trust
PORTFOLIO OF INVESTMENTS
March 31, 2021 (Unaudited)
Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 50.3%
	FEDERAL HOME LOAN MORTGAGE CORP. - 0.7% (a)
$ 1,053,079	Federal Home Loan Mortgage Corporation Pool J20654	3.0000	8/1/2027	$ 1,117,386
392,548	Federal Home Loan Mortgage Corporation Pool P51380	5.5000	3/1/2036	434,606
742,492	Federal Home Loan Mortgage Corporation Pool D97349	6.0000	9/1/2025	834,278
199,713	Federal Home Loan Mortgage Corporation Pool C02554	6.0000	6/1/2036	232,193
141,458	Federal Home Loan Mortgage Corporation Pool C10178	6.5000	5/1/2028	159,006
9,022	Federal Home Loan Mortgage Corporation Pool B70084	7.5000	6/1/2023	9,066
32,369	Federal Home Loan Mortgage Corporation Pool D75702	7.5000	1/1/2026	35,095
36,960	Federal Home Loan Mortgage Corporation Pool D79168	8.0000	2/1/2027	37,804
				2,859,434

	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.8% (a)
2,342,389	Federal National Mortgage Association Pool AP1217	2.5000	7/1/2027	2,450,081
1,551,157	Federal National Mortgage Association Pool AR5151	2.5000	4/1/2028	1,622,556
1,665,329	Federal National Mortgage Association Pool AX5551	2.5000	10/1/2031	1,742,547
1,146,406	Federal National Mortgage Association Pool AJ1905	3.0000	2/1/2027	1,215,771
805,259	Federal National Mortgage Association Pool AL3274	3.0000	5/1/2027	853,997
637,031	Federal National Mortgage Association Pool AJ1913	3.0000	6/1/2027	674,830
167,435	Federal National Mortgage Association Pool AU2244	3.0000	9/1/2028	177,597
1,653,236	Federal National Mortgage Association Pool AR5202	3.0000	11/1/2028	1,753,654
945,377	Federal National Mortgage Association Pool AR5223	3.0000	2/1/2029	1,002,864
695,358	Federal National Mortgage Association Pool AS2465	3.0000	4/1/2029	736,700
916,479	Federal National Mortgage Association Pool AS2542	3.0000	4/1/2029	972,158
1,032,079	Federal National Mortgage Association Pool AV6988	3.0000	5/1/2029	1,094,815
2,293,939	Federal National Mortgage Association Pool AV1451	3.0000	6/1/2029	2,433,439
2,026,053	Federal National Mortgage Association Pool AV6999	3.0000	6/1/2029	2,149,334
2,093,752	Federal National Mortgage Association Pool AV6993	3.0000	6/1/2029	2,221,100
1,127,273	Federal National Mortgage Association Pool AV1452	3.0000	7/1/2029	1,196,145
903,602	Federal National Mortgage Association Pool AV7011	3.0000	9/1/2029	957,046
967,133	Federal National Mortgage Association Pool AV7045	3.0000	2/1/2030	1,026,072
1,046,280	Federal National Mortgage Association Pool AX5513	3.0000	4/1/2031	1,110,160
950,596	Federal National Mortgage Association Pool AX5544	3.0000	8/1/2031	1,008,971
657,346	Federal National Mortgage Association Pool AX5567	3.0000	12/1/2031	695,997
1,001,534	Federal National Mortgage Association Pool BD9019	3.0000	1/1/2032	1,065,865
995,441	Federal National Mortgage Association Pool AV7076	3.0000	7/1/2045	1,066,421
958,660	Federal National Mortgage Association Pool AX5471	3.0000	7/1/2045	1,027,021
6,082,775	Federal National Mortgage Association Pool AS8523	3.0000	11/1/2046	6,517,291
1,754,928	Federal National Mortgage Association Pool AX5564	3.0000	12/1/2046	1,854,510
298,443	Federal National Mortgage Association Pool AE1268	3.5000	10/1/2026	318,419
443,569	Federal National Mortgage Association Pool AE1285	3.5000	12/1/2026	475,550
363,888	Federal National Mortgage Association Pool AI9096	3.5000	3/1/2027	388,956
664,100	Federal National Mortgage Association Pool AI9133	3.5000	11/1/2027	714,974
3,667,349	Federal National Mortgage Association Pool AI9098	4.0000	3/1/2042	4,116,983
1,923,222	Federal National Mortgage Association Pool AS3545	4.0000	9/1/2044	2,152,390
2,141,189	Federal National Mortgage Association Pool AV7027	4.0000	11/1/2044	2,403,059
593,570	Federal National Mortgage Association Pool 953131	4.5000	9/1/2039	669,213
965,523	Federal National Mortgage Association Pool 695394	5.0000	6/1/2033	1,118,771
101,304	Federal National Mortgage Association Pool 931180	5.5000	4/1/2039	113,274
48,791	Federal National Mortgage Association Pool 426650	6.5000	3/1/2024	54,794
133,101	Federal National Mortgage Association Pool 426651	6.5000	3/1/2026	149,525
193,759	Federal National Mortgage Association Pool 567014	6.5000	3/1/2031	217,687
204,832	Federal National Mortgage Association Pool 573448	6.5000	4/1/2031	232,146
277,270	Federal National Mortgage Association Pool 850040	6.5000	6/1/2036	321,084
31,210	Federal National Mortgage Association Pool 179193	7.0000	7/1/2022	31,602
161,164	Federal National Mortgage Association Pool 426648	7.0000	4/1/2024	169,879
198,942	Federal National Mortgage Association Pool 426649	7.0000	2/1/2027	215,405
85,291	Federal National Mortgage Association Pool 488061	7.0000	4/1/2029	94,923
32,630	Federal National Mortgage Association Pool 488076	7.0000	5/1/2029	32,968
45,595	Federal National Mortgage Association Pool 523120	7.0000	1/1/2030	46,947
11,827	Federal National Mortgage Association Pool 179192	7.5000	7/1/2022	11,919
27,122	Federal National Mortgage Association Pool 367023	7.5000	11/1/2026	27,223
12,668	Federal National Mortgage Association Pool 374925	7.5000	3/1/2027	12,715
70,389	Federal National Mortgage Association Pool 426647	7.5000	6/1/2027	76,315
111,492	Federal National Mortgage Association Pool 504137	7.5000	7/1/2029	123,499

Puerto Rico Diversified Tax Managed Total Return IRA Trust
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021 (Unaudited)
Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 50.3% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.8% (a) (Continued)
$ 108,063	Federal National Mortgage Association Pool 504148	7.5000	8/1/2029	$ 121,392
25,181	Federal National Mortgage Association Pool 523123	7.5000	2/1/2030	25,275
34,541	Federal National Mortgage Association Pool 426646	8.0000	10/1/2024	35,733
38,918	Federal National Mortgage Association Pool 367025	8.0000	12/1/2026	39,881
31,211	Federal National Mortgage Association Pool 426645	8.5000	10/1/2024	32,006
7,123	Federal National Mortgage Association Pool 302501	8.5000	12/1/2024	7,460
49,540	Federal National Mortgage Association Pool 511569	8.5000	7/1/2026	52,625
				53,231,534

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 35.8%
576,293	Government National Mortgage Association Pool 705951	2.5000	8/15/2027	600,259
375,054	Government National Mortgage Association Pool 705956	2.5000	11/15/2027	390,651
41,235	Government National Mortgage Association Pool 711707	2.5000	1/15/2028	42,950
462,265	Government National Mortgage Association Pool 767026	2.5000	2/15/2028	481,489
583,420	Government National Mortgage Association Pool 721979	2.5000	3/15/2028	607,682
444,465	Government National Mortgage Association Pool 722016	2.5000	12/15/2028	462,949
560,692	Government National Mortgage Association Pool 705941	3.0000	4/15/2027	593,035
562,802	Government National Mortgage Association Pool 722012	3.0000	9/15/2028	595,325
494,233	Government National Mortgage Association Pool 722033	3.0000	6/15/2029	522,264
64,627	Government National Mortgage Association Pool 626932	3.0000	4/15/2030	68,258
489,909	Government National Mortgage Association Pool 635142	3.0000	11/20/2031	517,501
780,984	Government National Mortgage Association Pool 767055	3.0000	5/15/2038	869,409
932,015	Government National Mortgage Association Pool 767066	3.0000	6/15/2038	1,037,721
2,099,229	Government National Mortgage Association Pool 721969	3.0000	11/15/2042	2,329,662
2,225,670	Government National Mortgage Association Pool 711731	3.0000	3/15/2043	2,469,925
1,412,054	Government National Mortgage Association Pool 722008	3.0000	8/15/2043	1,566,949
686,920	Government National Mortgage Association Pool 722020	3.0000	12/15/2043	757,519
2,514,241	Government National Mortgage Association Pool 609214	3.0000	11/20/2044	2,799,073
3,055,553	Government National Mortgage Association Pool 626921	3.0000	3/15/2045	3,337,449
9,403,605	Government National Mortgage Association Pool 626934	3.0000	4/20/2045	10,467,661
6,282,882	Government National Mortgage Association Pool 626941	3.0000	5/15/2045	6,972,239
3,420,220	Government National Mortgage Association Pool 635068	3.0000	4/15/2046	3,795,597
2,519,957	Government National Mortgage Association Pool AE3319	3.0000	7/15/2046	2,796,572
1,659,325	Government National Mortgage Association Pool AW2756	3.0000	9/15/2046	1,841,402
2,028,041	Government National Mortgage Association Pool 635133	3.0000	10/20/2046	2,256,388
2,648,452	Government National Mortgage Association Pool AW3558	3.0000	11/15/2046	2,939,389
1,300,928	Government National Mortgage Association Pool 635153	3.0000	12/20/2046	1,448,149
2,334,912	Government National Mortgage Association Pool 690615	3.0000	6/15/2047	2,591,241
2,542,319	Government National Mortgage Association Pool 690625	3.0000	7/20/2047	2,827,302
621,782	Government National Mortgage Association Pool BC3027	3.0000	3/15/2048	689,433
2,454,193	Government National Mortgage Association Pool AD6371	3.0000	3/15/2048	2,721,001
170,338	Government National Mortgage Association Pool 705899	3.5000	1/15/2026	181,900
400,880	Government National Mortgage Association Pool 711631	3.5000	2/15/2027	428,092
157,193	Government National Mortgage Association Pool 5310	3.5000	2/20/2027	166,308
359,245	Government National Mortgage Association Pool 711651	3.5000	5/15/2027	383,631
1,339,169	Government National Mortgage Association Pool 740018	3.5000	7/15/2027	1,432,562
1,174,230	Government National Mortgage Association Pool 744440	3.5000	10/15/2027	1,256,306
1,602,349	Government National Mortgage Association Pool 722002	3.5000	3/15/2038	1,826,032
2,946,913	Government National Mortgage Association Pool 721997	3.5000	1/15/2039	3,352,754
623,393	Government National Mortgage Association Pool 722009	3.5000	7/15/2040	704,066
2,241,605	Government National Mortgage Association Pool 705936	3.5000	2/15/2042	2,551,182
98,264	Government National Mortgage Association Pool 5302	3.5000	2/20/2042	102,857
2,456,168	Government National Mortgage Association Pool 711653	3.5000	5/20/2042	2,801,343
1,838,769	Government National Mortgage Association Pool 722001	3.5000	6/15/2043	2,092,264
1,250,997	Government National Mortgage Association Pool 722010	3.5000	8/15/2043	1,423,605
3,222,053	Government National Mortgage Association Pool 722013	3.5000	9/15/2043	3,666,433
2,353,353	Government National Mortgage Association Pool 722021	3.5000	12/15/2043	2,678,066
4,771,045	Government National Mortgage Association Pool 609103	3.5000	1/15/2044	5,429,599
2,809,721	Government National Mortgage Association Pool 609163	3.5000	7/15/2044	3,150,464
3,205,881	Government National Mortgage Association Pool 609200	3.5000	10/15/2044	3,648,447
939,786	Government National Mortgage Association Pool BJ1536	3.5000	9/20/2048	1,072,474
1,251,179	Government National Mortgage Association Pool BJ1540	3.5000	9/20/2048	1,427,858
1,224,968	Government National Mortgage Association Pool BJ9893	3.5000	12/20/2048	1,397,935

Puerto Rico Diversified Tax Managed Total Return IRA Trust
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021 (Unaudited)
Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 50.3% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 35.8% (Continued)
$ 1,468,907	Government National Mortgage Association Pool BJ9892	3.5000	1/15/2049	$ 1,672,129
41,926	Government National Mortgage Association Pool 5127	4.0000	7/20/2026	44,367
1,989,217	Government National Mortgage Association Pool 705892	4.0000	11/15/2040	2,326,761
567,801	Government National Mortgage Association Pool 705937	4.0000	1/15/2042	642,880
718,141	Government National Mortgage Association Pool 722011	4.0000	8/15/2043	837,154
4,705,414	Government National Mortgage Association Pool BE1665	4.0000	5/20/2048	5,495,570
3,345,153	Government National Mortgage Association Pool	4.0000	9/15/2048	3,811,142
3,710,150	Government National Mortgage Association Pool BJ9877	4.0000	11/15/2048	4,283,123
2,469,265	Government National Mortgage Association Pool BJ9885	4.0000	12/15/2048	2,889,782
1,474,321	Government National Mortgage Association Pool 678638	4.5000	8/15/2039	1,759,247
136,046	Government National Mortgage Association Pool 719894	4.5000	9/15/2039	151,471
2,049,525	Government National Mortgage Association Pool 678641	4.5000	9/15/2039	2,445,517
759,089	Government National Mortgage Association Pool 678645	4.5000	10/15/2039	905,118
536,811	Government National Mortgage Association Pool 705894	4.5000	11/15/2040	634,954
832,915	Government National Mortgage Association Pool 678639	5.0000	8/15/2039	971,348
1,077,753	Government National Mortgage Association Pool 678642	5.0000	9/15/2039	1,256,806
473,055	Government National Mortgage Association Pool 678646	5.0000	10/15/2039	543,431
389,281	Government National Mortgage Association Pool 678660	5.0000	3/15/2040	444,351
13,109	Government National Mortgage Association Pool G2765146	5.0000	6/20/2061	14,761
544,839	Government National Mortgage Association Pool 678643	5.5000	11/15/2039	627,779
115,838	Government National Mortgage Association Pool 548539	6.0000	10/15/2031	130,438
120,189	Government National Mortgage Association Pool 636427	6.0000	11/15/2034	135,022
111,682	Government National Mortgage Association Pool 636567	6.0000	7/15/2035	125,675
70,521	Government National Mortgage Association Pool 643754	6.0000	10/15/2035	79,283
185,261	Government National Mortgage Association Pool 592885	6.0000	5/15/2036	208,569
2,009,531	Government National Mortgage Association Pool 655703	6.0000	8/15/2037	2,411,711
11,162	Government National Mortgage Association Pool 406062	7.5000	1/15/2025	11,208
9,807	Government National Mortgage Association Pool 406065	7.5000	1/15/2025	9,847
17,339	Government National Mortgage Association Pool 439194	7.5000	8/15/2025	17,410
38,685	Government National Mortgage Association Pool 385183	7.5000	1/15/2026	39,539
41,137	Government National Mortgage Association Pool 308007	8.0000	8/15/2021	41,741
5,354	Government National Mortgage Association Pool 319251	8.0000	3/15/2022	5,373
36,527	Government National Mortgage Association Pool 325279	8.0000	9/15/2022	38,111
95,152	Government National Mortgage Association Pool 425509	8.0000	9/15/2025	103,132
1,707	Government National Mortgage Association Pool 306003	8.5000	8/15/2021	1,711
				137,687,083

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $177,511,078)			193,778,051

	COLLATERALIZED MORTGAGE OBLIGATIONS- 0.2%
477,424	CFSC Mortgage Trust Series 1 1ZZ	6.8750	3/25/2023	477,424
1,585,302	Federal National Mortgage Association Series 2011-M1 X	5.8910	7/25/2038	296,769
155,860	Government National Mortgage Association Series IGCT 4 Z	7.5000	2/1/2022	155,860
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $803,267)			930,053

Shares
	EXCHANGE TRADED FUNDS- 31.6%
	EQUITY FUNDS- 31.6%
139,300	iShares MSCI EAFE ETF			10,568,691
160,000	iShares MSCI Emerging Markets ETF			8,534,400
150,000	iShares Russell 2000 Index Fund			33,141,000
113,400	SPDR S&P 500 ETF Trust			44,943,822
30,500	SPDR S&P China ETF			3,994,280
201,000	Vanguard FTSE Emerging Markets ETF			10,462,050
156,000	Vanguard MSCI Europe ETF			9,828,000
	TOTAL EXCHANGE TRADED FUNDS (Cost - $104,695,410)			121,472,243

	COMMON STOCKS- 11.4%
	BANKING- 11.4%
685,000	First BanCorporation			7,713,100
629,000	OFG Bancorp			14,227,980
313,000	Popular, Inc.			22,010,160
	TOTAL COMMON STOCKS (Cost - $22,860,322)			43,951,240

Puerto Rico Diversified Tax Managed Total Return IRA Trust
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021 (Unaudited)
Shares		Value ($)

	PREFERRED STOCKS- 0.7%
	BANKING- 0.7%
96,500	OFG BanCorp Series A	$ 2,426,010
4,990	OFG BanCorp	126,696
1,968	OFG BanCorp Preferred Series D	49,869
	TOTAL PREFERRED STOCKS (Cost - $2,488,202)	2,602,575

	TOTAL INVESTMENTS - 94.2% (Cost - $308,358,279)	$ 362,734,162
	OTHER ASSETS LESS LIABILITIES - 5.8%	22,432,328
	TOTAL NET ASSETS - 100.0%	$ 385,166,490

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal
	National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

Puerto Rico Diversified Tax Managed Total Return IRA Trust
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021 (Unaudited)

ASSETS
Investment securities:
At cost	$ 308,358,279
At fair value	$ 362,734,162
Cash	34,076,429
Dividends and interest receivable	791,879
Prepaid Expenses	301,751
TOTAL ASSETS	397,904,221

LIABILITIES
Securities sold under agreements to repurchase	11,247,861
Management, trustee and investment advisory fee payable	1,331,688
Accounts payable and accrued liabilities	158,182
TOTAL LIABILITIES	12,737,731
NET ASSETS	$ 385,166,490

Net Assets Consist Of:
Paid in capital ($0 par value, umlimited shares authorized)	$ 357,509,399
Accumulated earnings	27,657,091
NET ASSETS	$ 385,166,490

Net Asset Value Per Share:
Net Assets	$ 385,166,490
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	20,210,849
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 11.79

Puerto Rico Diversified Tax Managed Total Return IRA Trust
STATEMENT OF OPERATIONS
For the Nine Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME
Dividends	$ 1,734,453
Income from affiliates (see Note 6)	272,836
Interest	4,746,473
Less: Foreign withholding taxes	(164,812)
TOTAL INVESTMENT INCOME	6,588,950

EXPENSES
Management, trustee and advisory service fees	5,013,160
Interest expense	22,627
Other expenses	763,168
TOTAL EXPENSES	5,798,955

NET INVESTMENT INCOME	789,995

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on Investments	30,669,575

Net change in unrealized appreciation on Investments	25,910,955

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	56,580,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 57,370,525

Puerto Rico Diversified Tax Managed Total Return IRA Trust
STATEMENT OF CHANGES IN NET ASSETS

	Nine Months Ended	Year Ended
	March 31, 2021	June 30, 2020
	(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$ 789,995	$ (2,262,612)
Net realized gain from investments and swap contracts	30,669,575	6,520,706
Net change in unrealized appreciation on investments	25,910,955	1,749,600
Net increase in net assets resulting from operations	57,370,525	6,007,694

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(25,049,871)	(10,959,398)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	9,115,083	10,332,904
Net asset value of shares issued in reinvestment of distributions	24,795,518	10,959,398
Payments for shares redeemed	(19,138,106)	(32,566,582)
Net increase (decrease) in net assets from shares of beneficial interest	14,772,495	(11,274,280)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,093,149	(16,225,984)

NET ASSETS
Beginning of period	338,073,341	354,299,325
End of period	$ 385,166,490	$ 338,073,341

SHARE ACTIVITY
Shares Sold	771,594	947,248
Shares Reinvested	2,294,337	1,013,820
Shares Redeemed	(1,691,966)	(2,990,378)
Net increase/(decrease) in shares of beneficial interest outstanding	1,373,965	(1,029,310)

Puerto Rico Diversified Tax Managed Total Return IRA Trust
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Nine Months Ended		Year Ended
	March 31,		June 30,
	2021		2020
	(Unaudited)
Net asset value, beginning of period	$ 10.80		$ 10.96

Activity from investment operations:
Net investment loss (1)	0.02		(0.06)
Net realized and unrealized gain/(loss)
on investments	1.74		0.25
Total from investment operations	1.76		0.19

Less distributions from:
Net investment income	(0.77)		(0.35)
Total distributions	(0.77)		(0.35)

Net asset value, end of period	$ 11.79		$ 10.80

Total return (2)	17.09%		-1.44%

Net assets, end of period (000's)	$ 385,166		$ 338,073

Ratio of expenses, including interest expense, to average net assets (3,4)	2.13%	(5)	2.52%

Ratio of net investment income to average net assets (3)	0.29%	(5)	1.79%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
(3)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(4)	The ratio of expenses to average net assets, excluding interest expense, was 2.13% for the period ending March 31, 2021 and 2.45% for the year ended June 30, 2020.
(5)	Annualized.

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements
March 31, 2021 (Unaudited)

1.	Organization and Summary of Significant Accounting Policies

Organization
The Puerto Rico Diversified Tax Managed Total Return IRA Trust (the Trust) is as an open-end unit investment common trust fund. It was established for the benefit of qualified participants who open individual retirement accounts (IRAs) with the Trust in accordance with the terms and conditions of the relevant sections of the Puerto Rico Internal Revenue Code of 2011, as amended (PRIRC). This investment vehicle provides individuals with principal residence in Puerto Rico with the tax benefits of an IRA and the potential for attaining the investment objectives of the Trust, which are to seek long-term capital appreciation and current income. The Trust offers the participants an opportunity to acquire an interest in the Trust's investments in a diversified portfolio of equity and fixed income securities. Oriental Trust (the Trustee), a department of Oriental Bank (OB), is the trustee, settler, sponsor, and investment advisor of the Trust.

The Trust must comply with the investment requirements of the PRIRC for IRA trusts in Puerto Rico as follows: 1) the Trust must invest at least 66% of its assets in Puerto Rico assets, as defined, including stock of companies registered in the Puerto Rico Stock Market Index; and 2) the Trust may invest up to 33% of its assets in debt and equity securities issued in the United States of America. Notwithstanding the above, the Trust must invest at least 34% of its assets in securities issued by the Puerto Rico government and its instrumentalities and/or mortgage loans issued to finance the acquisition of real estate in Puerto Rico.

The United States Economic Growth, Regulatory Relief and Consumer protection Act became Public Law No. 115-174 on May 24, 2018 to promote economic growth, provide tailored regulatory relief, and enhance consumer protections, and for other purposes.  Under Section 506 of Title V, Encouraging Capital Formation, Section 6(a)(1) of the Investment Company Act of 1940 is amended to apply the Act to investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession.  This amendment shall be effective 3 years after the date of the enactment of this Act, or May 24, 2021.  The Trust is expected to cease acting as an investment company in light of these requirements and continue solely as a trust qualified under the Puerto Rico Internal Revenue Code to establish and maintain individual retirement accounts.  To such end, all of the investment securities of the Trust are expected to be sold to a newly formed registered investment company in exchange for shares in such registered investment company.  The shares acquired by the Trust in the newly formed registered investment company will be allocated to accounts of participants in the Trust in exchange for the participation units of the Trust.

The following is a summary of significant accounting policies followed by the Trust:

Basis of presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
Cash equivalents
Cash equivalents consist of money market fund and certificates of deposit with an initial term of less than three months and money market. The Trust considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Valuation of Investments
A security listed or traded on any exchange in the United States of America is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported or the security is traded in the over-the-counter market, the fair value is based on the most recent quoted bid price. The valuation of debt securities is based on the average of quotations provided by dealers or by pricing services, which were approved by the Trust's management, including the Trustee. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluation of their staff. The valuation in either case is based on information concerning market transactions and quotations from dealers, which reflect the bid of overall market on the pricing date. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustee.

The net asset value of the Trust's units will fluctuate with interest rate changes as well as with price changes of the Trust's investment portfolio. Investments in the financial statements are recorded at their fair value as of March 31, 2021. Fluctuations in fair value subsequent to March 31, 2021 are not reflected in these financial statements.

Investment transactions
Investment transactions are recorded on a trade-date basis. Differences between cost and market values are reflected as unrealized appreciation or depreciation on investments. The Trust uses the identified-cost method for determining realized gains or losses on investments.

Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on fixed income securities are amortized or accreted using the interest-yield method.

Financial instruments
Certain financial instruments including investment are recorded at fair value and gains and losses are recorded through operations. Fair values are based on listed market prices, if available. If listed market prices are not available, fair value is determined based on other relevant factors, including price quotations for similar instruments.

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
The Trust determines the fair value of its financial instruments based on the Fair Value Measurement framework, which establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Securities sold under agreements to repurchase
Under repurchase agreements, the Trust sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Trust enters into these agreements require delivery of collateral. The Trust retains effective control of the underlying securities; accordingly, these transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Trust. The counterparties to the contracts generally have the right to repledge the securities received as collateral.

Taxation
The Trust is exempt from Puerto Rico income tax and Puerto Rico municipal license tax, provided that certain qualification and distribution requirements are met, and a certain election is made. Additionally, the fixed income and equity investments of the Trust are exempt from Puerto Rico personal property taxes. The Trust is exempt from United States income taxes, if certain conditions are met, except for dividends and certain interest received from United States sources, which are subject to a 10% tax.

Unit issues and redemptions
In accordance with the terms of the plan of the Trust, a net asset value (NAV) per share is determined as of the end of each day. Participations are issued at the NAV per unit as of the end of the day in which units are purchased. Participations are redeemed at the NAV per unit determined as of the end of the day in which the liquidation is requested. Redemptions are paid within 15 days after the end of the month in which they are requested.

Concentration of credit risk
Credit risk represents the loss that would be recognized at the reporting date if counterparties failed to perform as contracted. Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
The major concentrations of credit risk arise from the Trust's investment securities in relation to the location of issuers. For calculation of concentration of credit risk, all securities guaranteed by the U.S. government or any of its subdivisions, GNMA, FNMA and FHLMC are excluded. On March 31, 2021, the Trust had equity securities amounting to approximately $38.8 million, which were issued by entities located in the Commonwealth of Puerto Rico.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.	Management and advisory service fees and trustee expenses

Investment advisory, trustee, and administrative fees
The Trustee provides investment advisory services such as investment research, advice, and supervision and participates in the distribution of the units of the Trust. The Trustee charges an annual investment advisory fee of 0.93%, computed on the Trust's average monthly assets at fair value, excluding any cash and securities purchased under agreements to resell.

The Trustee in turn entered into investment management agreements with respect to the Trust's equity investments in the United States of America with three separate investment managers for an annual additional fee not to exceed 0.75% of the total assets held in each portfolio.

The Trustee provides the overall supervision of the operations of the Trust, which includes maintaining custody of the assets, valuing the units of the Trust to determine sales and redemption prices, maintaining record books, and executing portfolio transactions. The Trustee charges an annual trustee fee of 0.36% and an administrative fee equal to 0.26% of the Trust's average monthly assets at fair value, excluding any cash and securities purchased under agreements to resell.

During the period ended March 31, 2021, the fees incurred by the Trust to the Trustee for the services described above amounted to $4,353,971 and $659,189 to investment managers contracted by the Trustee.

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
Trustee expenses
In addition, from the income generated by the Trust, the Trustee is reimbursed for the following expenses paid by the Trustee for the benefit of the Trust: accounting, legal, and registration fees; advertising, promotion, courier, mailing, stationery, and printing expenses; broker commissions; and other outside services provided to the Trust. Notwithstanding the above, any expenses, including legal and actuarial fees, incurred by the Trustee in the event of a dispute as to entitlement to participation by beneficiaries and heirs, or election of a periodic option payment requiring actuarial computations, will be charged to the IRA of the related participant.

During the period ended March 31, 2021, expenses reimbursed to the Trustee amounted to $630,575.

3.	Investments
Substantially all the Trust's investments in debt securities mature after 10 years from the date of the statement of net assets. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Accordingly, the Trust is subject to interest rate risk on its fixed income investments. The Trust is also subject to market risk on its investments in equity securities.

The cost of purchases and proceeds from sales of investments, other than short-term investments, for the period ended March 31, 2021 were as follows:

	Cost of Purchases	Proceeds from Sales
Non- U.S. Government Agency Securities	$95,841,086	$109,901,938
U.S. Government Agency Securities	$2,915	$26,748,634

4.	Securities sold under agreements to repurchase

Reverse Repos
(In thousands)
Balance at end of period	$11,247
Fair value of collateral at end of period	$11,247

Weighted average interest rate at end of period	0.18%

Maximum aggregate balance outstanding at any month-end during the period	$15,930
Average balance outstanding during the period	$12,645

Average interest rate during the period	0.23%

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
At March 31, 2021, interest rates on reverse repos ranged from 0.16% to 0.22% with maturities up to April 23, 2021.

5.	Fair value measurements
The fair value measurement framework defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This framework also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The framework describes three levels of inputs that may be used to measure fair value:

Level 1 – Asset and liabilities include equity securities that are traded in an active exchange market, as well as certain U.S. Treasury and other U.S. government agency securities that are traded by dealers or brokers in active markets. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include (i) mortgage-backed securities for which the fair value is estimated based on valuations obtained from third-party pricing services for identical or comparable assets, (ii) debt securities with quoted prices that are traded less frequently than exchange-traded instruments and (iii) derivative contracts and financial liabilities (e.g. callable 12 brokered CDs and medium-term notes) elected for fair value option under the fair value measurement framework, whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, for which the determination of fair value requires significant management judgment or estimation. Assets and liabilities measured at fair value on a recurring basis, including financial liabilities for which the Trust has elected the fair value option, are summarized below:

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
The following table sets forth by level, within the fair value hierarchy, the Trust’s assets at fair value as of March 31, 2021:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$-	$193,778,051	$-	$193,778,051
Collateralized Mortgage Obligations	-	930,053	-	930,053
Exchange Traded Funds	121,472,243	-	-	121,472,243
Common Stock	43,951,240	-	-	43,951,240
Preferred Stock	2,602,575	-	-	2,602,575
	$168,026,058	$194,708,104	-	$362,734,162

The information about the estimated fair value of financial instruments required by accounting principles generally accepted (GAAP) is presented hereunder. The aggregate fair value amounts presented do not necessarily represent management's estimate of the underlying value of the Trust.

The estimated fair value is subjective in nature and involves uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could affect these fair value estimates. The fair value estimates do not take into consideration the value of future business and the value of assets and liabilities that are not financial instruments.

As of March 31, 2021, the estimated fair value of financial instruments approximates their carrying value.

The following methods and assumptions were used to estimate the fair values of significant financial instruments at March 31, 2021:

•
Cash and cash equivalents, accounts receivable for investment securities sold, interest and dividend receivable, accounts receivable from capital units sold, interest payable, accounts payable for investment securities purchased and accounts payable and other liabilities have been valued at the carrying amounts reflected in the statement of assets and liabilities as these are reasonable estimates of fair value given the short-term nature of the instruments.

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
•
The fair value of investments is estimated based on bid quotations from securities dealers. If a quoted market price is not available, fair value is estimated using either quoted market prices for similar securities, valuations provided by securities dealers, valuations provided by third parties based on their models, and internal valuations based on external models that have been evaluated and adopted by management.

•
For short-term notes, the carrying amount is considered a reasonable estimate of fair value. When applicable, the fair value of long-term borrowings is based on the discounted value of the contractual cash flows, using current estimated market discount rates for borrowings with similar terms and remaining maturities dates.

6.	Related-party transactions
Certain fees paid to the Trustee are disclosed in Note 2. The Trustee also may charge an early redemption fee as described further in the Trust's Prospectus.

The Trust may purchase investments from or through OB and its affiliates (the Trustee Affiliates) and may sell investments to the Trustee Affiliates. The Trustee Affiliates may realize profits or sustain losses equal to any difference between the price at which they buy the investments and the price at which they sell the investments to the Trust.

The Trust invests in equity securities issued by OFG Bancorp (OFG), parent company of OB. As of March 31, 2021, the Trust had:

Security Name	Beginning Market Value	Cost of Purchases	Proceeds from Sales	Realized Gain/(Loss	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value
OFG Bancorp	$6,417,600	$2,006,720	$-	$-	$5,803,660	$14,227,980
OFG Bancorp Pfd.	121,008	-	-	-	5,689	126,696
OFG Bancorp Pfd. Series A	2,430,700	-	-	-	(4,690)	2,426,010
OFG Bancorp Pfd. Series D	47,330	-	-	-	2,539	49,869

Puerto Rico Diversified Tax Managed Total Return IRA Trust
Notes to Financial Statements (Continued)
March 31, 2021 (Unaudited)
7.	Coronavirus Disease (COVID-19)
In March 2020, the World Health Organization declared the coronavirus disease COVID-19 a global pandemic. This highly contagious disease has spread across the world and is currently affecting the world’s economy and financial markets, which may result in a significant economic downturn. In addition, local authorities have recommended social distancing and imposed quarantine and isolation measures on large portions of the population, including mandatory business closures, restrictions on non-essential services and manufacturing, and enforced business lockdowns and curfews, which may result in disruptions of many businesses’ operations and a reduced availability of certain services. As of the date of this report, the Trust’s operations have not been significantly affected by the pandemic; however, its potential effect for future periods, if any, cannot be reasonably estimated at this time.

8.	Subsequent events
The Trust has evaluated the impact of subsequent events through March 31, 2021. No events have occurred subsequent to the statement of assets and liabilities and to the date financial statements were available to be issued, that would require additional adjustment, to or disclosure in the financial statements.

Appendix A
Summary of Credit Ratings
The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectuses and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.
Credit Ratings — General Securities
The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.
Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.
Bonds
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.
B: Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
App-1

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements—Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.
Bonds
AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.
AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.
BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
App-2

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.
Bonds
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
App-3

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.
Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings — Municipal Securities and Commercial Paper
Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.
U.S. Tax-Exempt Municipals
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hashmark) symbol, e.g., # Aaa.
Municipal Note Ratings
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable-rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group. Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.
Commercial Paper
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
App-4

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings
AAA—Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.
General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.
AA—High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
A—Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:
General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.
Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.
Municipal Note Ratings
App-5

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.
Commercial Paper
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.
Commercial Paper
F-1: Highest Credit Quality—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2: Good Credit Quality—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F-3: Fair Credit Quality—The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative—Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D: Default—Denotes actual or imminent payment default.
App-6

Appendix B
Proxy Voting Policies
The following information is a summary of the proxy voting guidelines for Oriental Trust.

Oriental Trust (the Adviser)

Proxies are assets of Oriental Trust’s Clients that must be voted with diligence, care, and loyalty. Oriental Trust will vote each proxy in accordance with its fiduciary duty to its Clients. Oriental Trust will generally seek to vote proxies in a way that maximizes the value of Clients’ assets.  However, Oriental Trust will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.  The CCO coordinates Oriental Trust’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Oriental Trust to maintain certain books and records associated with its proxy voting policies and procedures.  Oriental Trust’s recordkeeping obligations are described in the Maintenance of Books and Records section of its Compliance Manual.  The CCO will ensure that Oriental Trust complies with all applicable recordkeeping requirements associated with proxy voting.

A.	Proxy Voting Policies

Oriental Trust will ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately. Once the investment team receives a proxy voting ballot and accompanying materials, it will review the proposals being voted upon and will typically vote the shares by proxy either by mail, by phone or electronically.  The vote will be recorded on the shareholder voting log and a copy of the shareholder voting materials will be retained.

Oriental Trust will conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information (e.g., Oriental Trust will monitor corporate events with respect to those portfolio securities).

Oriental Trust may conduct a more detailed analysis than what may be entailed by application of its general voting guidelines (set forth below), to consider factors particular to the issuer or the voting matter under consideration (e.g., corporate events (mergers and acquisition transactions, dissolutions, conversions, or consolidations) or contested elections for directors). When determining whether to conduct such an issuer-specific analysis, or an analysis specific to the matter to be voted on, Oriental Trust will consider the potential effect of the vote on the value of a Client’s investments.
Guidelines. When Oriental Trust votes portfolio securities held by a Client that is a registered investment company, the following guidelines generally apply.
•	Proxy votes are cast FOR proposals that Oriental Trust reasonably believes:
i.	maintain or strengthen the shared interests of shareholders and management;
ii.	increase shareholder value;
iii.	maintain or increase shareholder influence over the issuer’s board of directors and management; and
iv.	maintain or increase the rights of shareholders.
•
Proxy votes are cast AGAINST proposals having the opposite effect, or where Oriental Trust does not have adequate objective facts available to it to make a reasonably informed decision as to whether the proposal is in the best interest of the Client.

In addition, if a Client that is a registered investment company invests in other investment companies in excess of the limitations in Section 12(d)(1) of the 1940 Act, Oriental Trust will, pursuant to Section 12(d)(1)(F) of the 1940 Act, either:
•	Seek instructions from shareholders with regard to the voting of proxies; or
•	Vote the shares in the same proportion as the vote of all shares of the investment company are voted .

B.	Conflicts of Interest

App-7

From time to time, Oriental Trust or its portfolio managers (“Portfolio Managers”) may have a conflict of interest in making voting determinations with respect to a Client’s portfolio securities. A conflict of interest could arise, for example, because of a business relationship with an issuer, or a direct or indirect pecuniary interest in the issuer or matter being voted upon, or because of a personal relationship with corporate directors or candidates for directorships. Whether a material conflict of interest exists depends upon the facts and circumstances.
1.
Identifying Conflicts of Interest. For purposes of identifying conflicts of interest under these procedures, the Portfolio Manager(s) will rely upon the objective facts available to him (them) about an issuer and its voting matters from reliable sources. The Portfolio Manager(s) may determine that Oriental Trust or a Portfolio Manager has a conflict of interest for the following reasons, among others:

a.
Significant Business Relationships – The Portfolio Manager(s) will consider whether the matter involves an issuer or proponent with which Oriental Trust has a significant business relationship. Oriental Trust may have significant business relationships with certain entities, such as other investment advisory firms, service providers and vendors, clients and financial intermediaries. For this purpose, a “significant business relationship” is one that might create an incentive for Oriental Trust to vote in favor of the issuer’s management.

b.
Direct or Indirect Pecuniary Interest in Issuers or Voting Matters – The Portfolio Manager(s) may have beneficial ownership of securities of an issuer (including securities in an issuer’s capital structure different from those owned by a Client), or and thus an opportunity to profit from changes in the value of an issuer’s securities.

c.
Significant Personal or Family Relationships – The Portfolio Manager(s) will consider whether the matter involves an issuer, proponent or individual with which a Portfolio Manager may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Portfolio Manager votes the proxy.

2.
Disclosing and Mitigating Conflicts of Interest. If the Portfolio Manager(s) are aware of a potential conflict of interest that Oriental Trust or a Portfolio Manager has with respect to an issuer or a matter being voted upon (including those described above), the Portfolio Manager(s) will disclose the conflict(s) to Oriental Trust’s CCO. If the CCO determines that there is an actual material conflict of interest, Oriental Trust will convene a meeting of its senior management to determine how to vote after reviewing documentation associated with the proxy vote and considering, among other things:

a.	A vote’s likely short-term and long-term impact on the issuer;

b.	Whether the issuer has responded to the subject of the proxy vote in some other manner;

c.	Whether the issues raised by the proxy vote would be better handled by some other action by the issuer; and

d.	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives.

If the Client is a registered investment company, Oriental Trust will fully disclose to the board of the registered investment company (or an appropriate committee of such board), such that the board (or committee) can make a determination on how to vote the proxy.
C.	Annual Review

As part of Oriental Trust’s ongoing compliance program, Oriental Trust reviews and documents, no less frequently than annually, the adequacy of these voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether these policies and procedures continue to be reasonably designed to ensure that Oriental Trust casts votes on behalf of Clients in their best interest as required by rule 204-
App-8

2(a)(17)(ii) and rule 206(4)-7(b) under the Advisers Act. Oriental Trust takes reasonable measures to determine that it is casting votes on behalf of its Clients consistently with these voting policies and procedures. Oriental Trust reviews the proxy votes it casts on behalf of its Clients as part of this annual review.

App-9

DGI Investment Trust
PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)		Deed of Constitution of Trust[1]

(b)		Amended and Restated Bylaws—filed herewith.

(c)
Instruments Defining Rights of Security Holders— See Articles Three, Four, Seven, Eight, Nine, and Ten of the Registrant’s Deed of Constitution of Trust. See also Articles IV, V, and VI of the Registrant’s Amended and Restated By-Laws.

(d)		Executed Investment Advisory Agreement—filed herewith.

(e)		Exexuted Distribution Agreement—filed herewith.

(f)		Bonus or Profit Sharing Contracts—not applicable.

(g)		Form of Custody Agreement—filed herewith.

(h)		Other Material Contracts

	(i)	Fund Administration and Transfer Agency Agreement with Ultimus[2]

	(ii)	Compliance Consulting Agreement with Northern Lights[2]

(i)		Legal Opinion and Consent—filed herewith.

(j)		Consents of Independent Registered Public Accounting Firms

	(i)	Consent of Independent Registered Public Accounting Firm - FPV—filed herewith.

	(ii)	Consent of Independent Registered Public Accounting Firm - BBD—filed herewith.

(k)		Omitted Financial Statements—not applicable.

(l)		Initial Capital Agreement—filed herewith.

(m)		Rule 12b-1 Plan—not applicable.

(n)		Rule18f-3 Plan—filed herewith.

(o)		Reserved.

(p)		Codes of Ethics

	(i)	Code of Ethics - Oriental Trust—filed herewith.

	(ii)	Code of Ethics - Oriental Financial Services LLC—filed herewith.

	(iii)	Code of Ethics – DGI Investment Trust—filed herewith.

(q)		Powers of Attorney

	(i)	Power of Attorney - Angel E. Vazquez Hernandez[2]

	(ii)	Power of Attorney - Iván C. López Morales[2]

	(iii)	Power of Attorney - Joshua Aaron Sigmon[2]

	(iv)	Power of Attorney - Carlos González Inclán[2]

[1]		Form N-1A filed on February 5, 2021.
[2]		Pre-Effective Amendment No. 1 of Form N-1A filed on May 7, 2021.

Item 29.	Persons Controlled by or Under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.
Indemnification is provided to trustees and officers of the Registrant pursuant to Article Nine of the Registrant’s Deed of Constitution of Trust and Article VIII of the Registrant’s Bylaws. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser.
With respect to the investment adviser (Oriental Trust), a separately identifiable division of Oriental Bank, the response to this Item will be incorporated by reference to its Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-121169), dated May 10, 2021. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.
Item 32. Principal Underwriter.
 (a)    Oriental Financial Services LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

None
(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

Name	Address	Position with Underwriter	Position with Registrant
José R. Fernández Martínez	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Options Principal and Director	President and Chief Executive Officer

Sean W. Miles Barbosa	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	President	N/A

Ganesh Kumar	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	N/A

Carlos O. Souffront	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	N/A

Sonia E. Marbarak	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Chief Compliance Officer	N/A

Glenda L. Munoz Galarza	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Financial and Operations Manager	N/A
(c)    Not applicable.

Item 33.	Location of Accounts and Records.
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (1940 Act), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	Ultimus Fund Solutions 4221 North 203rd Street Suite 100 Elkhorn, NE 68022

Registrant’s Custodian	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Registrant’s Investment Adviser	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

Registrant’s Distributor	254 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

Item 34.	Management Services Not Discussed in Parts A and B.
Not applicable.

Item 35.	Undertakings.
Not applicable.

Signatures
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Juan, Puerto Rico on the 18th day of May, 2021.

DGI Investment Trust

By:	/s/ Carlos González
Carlos González
Trustee
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ José R. Fernández	President and Chief Executive Officer	May 18, 2021
José R. Fernández

/s/ Maritza Arizmendi	Chief Financial Officer and Treasurer	May 18, 2021
Maritza Arizmendi

/s/ Carlos González	Trustee	May 18, 2021
Carlos González

Angel E. Vazquez Hernandez*	Trustee	May 18, 2021
Angel E. Vazquez Hernandez

Iván C. López Morales*	Trustee	May 18, 2021
Iván C. López Morales

Joshua Aaron Sigmon*	Trustee	May 18, 2021
Joshua Aaron Sigmon

* By:	/s/ Hugh González Robison
Hugh González Robison

Attorney-in-Fact pursuant to Powers of Attorney which are incorporated by reference herein.

Exhibit Index

Exhibit No.	Exhibit
(b)	Amended and Restated Bylaws
(d)	Executed Investment Advisory Agreement
(e)	Executed Distribution Agreement
(g)	Form of Custody Agreement
(i)	Legal Opinion and Consent
(j)(i)	Consent of Independent Registered Public Accounting Firm - FPV
(j)(ii)	Consent of Independent Registered Public Accounting Firm - BBD
(l)	Initial Capital Agreement
(n)	Rule 18f-3 Plan
(p)(i)	Code of Ethics - Oriental Trust
(p)(ii)	Code of Ethics - Oriental Financial Services LLC
(p)(iii)	Code of Ethics - DGI Investment Trust